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                          [GRAPHIC OF MOUNTAIN OMITTED]

ANNUAL REPORT
DECEMBER 31, 2000

            [GRAPHIC OF THE GABELLI EQUITY TRUST INC. LOGO OMITTED]

              Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

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 ALABAMA    ALASKA    ARIZONA    ARKANSAS    CALIFORNIA    COLORADO
CONNECTICUT    DELAWARE    FLORIDA    GEORGIA

  HAWAII    IDAHO    ILLINOIS    INDIANA    IOWA    KANSAS    KENTUCKY
LOUISIANA    MAINE    MARYLAND

MASSACHUSETTS    MICHIGAN    MINNESOTA    MISSISSIPPI    MISSOURI    MONTANA
NEBRASKA    NEVADA    NEW HAMPSHIRE     NEW JERSEY

  NEW MEXICO    NEW YORK    N. CAROLINA    N. DAKOTA    OHIO    OKLAHOMA
OREGON    PENNSYLVANIA    RHODE ISLAND    S. CAROLINA

 S. DAKOTA    TENNESSEE    TEXAS    UTAH    VERMONT    VIRGINIA    WEST VIRGINIA
    WASHINGTON    WISCONSIN    WYOMING

                              INVESTMENT OBJECTIVE:

                The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

                                             [PHOTO OF MARIO J. GABELLI OMITTED]
                         [GRAPHIC OF THE GABELLI EQUITY TRUST INC. LOGO OMITTED]

TO OUR SHAREHOLDERS,

      In 2000, we encountered a challenging market for stocks. From inception in 1986 through year-end 2000, the Gabelli Equity Trust has provided a 13.70% average annualized return. We are proud of this performance track record, and we are dedicated to building on our success in the new year ahead. Of equal or greater importance, we believe your assets were exposed to less business risk and less market risk (than the Standard &Poor's ["S&P"] 500 Index), the latter defined as volatility and referred to as beta by quantitatively-oriented market observers.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 2000, The Gabelli Equity Trust's (the "Equity Trust") net asset value ("NAV") total return declined 2.66% after adjusting for the reinvestment of the $0.50 per share distribution paid on December 26, 2000. The S&P 500 and the Nasdaq Composite Indices declined 7.82% and 32.70%, respectively, while the Dow Jones Industrial Average rose 1.70%, over the same period. Each index is an unmanaged indicator of stock market performance. The Equity Trust fell 4.39% for 2000 after adjusting for the reinvestment of the $1.31 per share in distributions. The S&P 500, Nasdaq Composite Index, and Dow Jones Industrial Average declined 9.10%, 39.18%, and 4.69%, respectively, over the same twelve-month period.

      For the two-year period ended December 31, 2000, the Equity Trust's total return averaged 11.27% annually, including reinvestments of $2.48 per share in distributions and an adjustment of $0.75 per share attributable to the spin-off of the Gabelli Utility Trust, versus average annual total returns of 4.90%, 6.41%, and 10.11% for the S&P 500, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively. For the five-year period ended December 31, 2000, the Equity Trust's total return averaged 14.04% annually, including reinvestments of $5.69 per share in distributions and an adjustment of $0.75 per share attributable to the spin-off of the Gabelli Utility Trust, versus average annual total returns of 18.33%, 18.96%, and 18.21% for the S&P 500, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively.

      For the ten-year period ended December 31, 2000, the Equity Trust's total return averaged 14.27% annually, including reinvestments of $11.03 per share in distributions, adjustments of $1.50 per share attributable to the spin-off of the Gabelli Utility Trust and the Gabelli Global Multimedia Trust, and adjustments of $1.65 per share attributable to rights offerings, versus average annual total returns of 17.44%, 20.78%, and 17.88% for the S&P 500, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively. Since inception on August 21, 1986 through December 31, 2000, the Equity Trust had a cumulative total return of 532.89%, including adjustments of $18.60 for distributions, rights offerings, spin-offs, and taxes paid on undistributed long term capital gains, which equates to an average annual total return of 13.70%.

      The Equity Trust's common shares ended the fourth quarter at $11.44 per share on the New York Stock Exchange, a premium to the net asset value of 5.03% and a total return of 4.10% for the fourth quarter. The Equity Trust's common shares rose 1.91% over the trailing twelve-month period after adjusting for all distributions.

RIGHTS OFFERING 2001 -- AN OUTSTANDING SUCCESS -- THANK YOU

      The Equity Trust Rights Offering proved once again to be an overwhelming success. Rights offerings have historically been a fair and efficient method to raise additional capital. This method is widely used in England. The traditional rights offering allows an issuer's shareholders to participate directly in the growth of that issuer by purchasing additional common shares at a set subscription price.

      Shareholders of record on January 10, 2001 were issued one Right for each share of the Equity Trust. Six Rights were required to purchase one additional share of the Equity Trust at $7.00 per share without incurring commission costs. Shareholders remitted over $225 million in subscription requests, of which the Trust retained $126 million for the 18,114,735 shares offered.

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TEXT AS FOLLOWS:

EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH

      Furthermore, since these Rights were transferable, shareholders who chose not to exercise their Rights, could sell their Rights. The market value of the Rights during the subscription period was such that sellers of the Rights would have regained a portion of the ultimate decline in the value of their holdings that resulted from the Offering. Our subscription agent, EquiServe, sold Rights in the open market through Gabelli & Company, Inc. at a nominal commission through February 12, 2001.

      We appreciate the efforts of the brokerage community in explaining the offering to their clients, resulting in a high level of participation.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                               Quarter
                                ------------------------------------
                                 1st      2nd       3rd        4th     Year
                                 ---      ---       ---        ---     ----
2000: Net Asset Value .......  $12.68   $12.07    $11.71     $10.89   $10.89
      Total Return ..........    1.7%    (2.7)%    (0.7)%     (2.7)%   (4.4)%
--------------------------------------------------------------------------------
1999: Net Asset Value .......  $11.64   $12.58    $11.11     $12.75   $12.75
      Total Return ..........    3.7%    10.5%     (4.3)%     18.0%    29.5%
--------------------------------------------------------------------------------
1998: Net Asset Value .......  $12.60   $12.35    $10.29     $11.47   $11.47
      Total Return ..........   11.2%     0.2%    (14.6)%     15.1%     9.5%
--------------------------------------------------------------------------------
1997: Net Asset Value .......   $9.68   $10.73    $11.49     $11.56   $11.56
      Total Return ..........    1.7%    13.6%      9.5%       3.1%    30.5%
--------------------------------------------------------------------------------
1996: Net Asset Value .......  $10.14   $10.10     $9.72      $9.77    $9.77
      Total Return ..........    4.6%     2.2%     (1.2)%      3.2%     9.0%
--------------------------------------------------------------------------------
1995: Net Asset Value .......   $9.71    $9.92    $10.65      $9.95    $9.95
      Total Return ..........    5.3%     4.7%      7.4%       1.9%    20.6%
--------------------------------------------------------------------------------
1994: Net Asset Value .......  $10.66   $10.42    $10.80      $9.46    $9.46
      Total Return ..........   (2.9)%    0.1%      6.1%      (2.5)%    0.5%
--------------------------------------------------------------------------------
1993: Net Asset Value .......  $11.02   $11.33    $11.39     $11.23   $11.23
      Total Return ..........    6.5%     5.1%      7.5%       1.7%    22.4%
--------------------------------------------------------------------------------
1992: Net Asset Value .......  $10.84   $10.47    $10.42     $10.58   $10.58
      Total Return ..........    4.5%    (1.1)%     5.5%       4.6%    14.2%
--------------------------------------------------------------------------------
1991: Net Asset Value .......  $11.29   $10.91    $10.90     $10.61   $10.61
      Total Return ..........   10.0%    (1.2)%     2.2%       4.7%    16.2%
--------------------------------------------------------------------------------
1990: Net Asset Value .......  $11.96   $11.96    $10.07     $10.49   $10.49
      Total Return ..........   (8.5)%    2.1%    (13.8)%      8.4%   (12.7)%
--------------------------------------------------------------------------------
1989: Net Asset Value .......  $12.80   $13.94    $14.37     $13.34   $13.34
      Total Return ..........   16.6%    10.9%      4.9%      (1.8)%   33.2%
--------------------------------------------------------------------------------
1988: Net Asset Value .......  $10.56   $11.27    $11.15     $11.22   $11.22
      Total Return ..........    7.5%     6.7%      1.5%       4.4%    21.5%
--------------------------------------------------------------------------------
1987: Net Asset Value .......  $10.80   $11.62    $11.58      $9.82    $9.82
      Total Return ..........   16.5%     7.6%      4.7%     (10.7)%   17.1%
--------------------------------------------------------------------------------
1986: Net Asset Value .......    --        --      $9.37      $9.40    $9.40
      Total Return ..........    --        --       0.3% (b)   0.3%     0.6% (b)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   Average Annual Returns - December 31, 2000
                   ------------------------------------------
                      NAV Average            Average Annual
                   Annual Return (a)      Investment Return (c)
                   -----------------      ---------------------
  1 Year ...........     (4.39)%                 1.91%
  5 Year ...........     14.04%                 16.54%
  10 Year ..........     14.27%                 14.82%
  Life of Fund (b) .     13.70%                 13.54%
--------------------------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in net asset value, reinvestment of distributions, adjustments for rights offerings, spin-offs, and taxes paid on undistributed long term capital gains, and are net of expenses. Based on initial net asset value of $9.34. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost.

(b) From commencement of investment operations on August 21, 1986.

(c) Based on initial offering price of $10.00 and closing market values on the New York Stock Exchange.
--------------------------------------------------------------------------------

YEAR IN REVIEW

      Value investing is dead! Fundamentals don't matter! High equity valuations are completely justified! New economy companies are priceless and old economy companies are worthless! You can't pay too much for dot-com stocks! Technology company earnings are immune to the economic cycle! Utility stocks are for widows, orphans and fools!

      In retrospect, all these pronouncements seem silly. But, at the beginning of the year, this rhetoric was gospel to many investors. True believers were severely punished as "Mr. Market" debunked all these myths in 2000. Investors who abandoned value to chase last year's performance leaders suffered substantial losses when the dot-com bubble burst and technology stock earnings proved quite vulnerable in a rapidly decelerating economy. More prudent folks, who remained committed to value principals, survived this year's troubled market with most, if not all, of their investment capital intact.

      The market's dismal fourth quarter performance led to the worst year for equities since 1981. Over the last several years, we have repeatedly expressed our concern over high equity valuations in general, and economically absurd growth stock valuations in particular. This year, our concern proved warranted. The bad news is that the value of most investors' equity portfolios is lower than it was a year ago. The good news is that equity valuations are now much more reasonable relative to largely favorable long-term fundamentals. More reasonable valuations provide a more solid foundation for the market to build upon in future years.

      The dominant market trends of 1999 -- new economy stocks soaring and old economy stocks languishing -- carried over into the first two months of 2000. Then, the dot-com bubble burst and tech stocks declined sharply. Investors began focusing on what we coined the five E's: Energy, the Euro, the Election, Earnings, and the Economy. Oil prices hit a decade high of $38 per barrel, and remained above $30 through much of the year, before retreating to the mid-$20 range at its close. The Euro dropped to 83 to the dollar, down from 120, before rebounding in the fourth quarter. The robust U.S. economy, which six Federal Reserve hikes had failed to restrain, began showing signs of slowing in the early summer. By the third quarter, investors were questioning whether it would be a soft or hard landing. A host of third quarter earnings warnings, followed by disappointing reported results, aborted the summer rally and sent the market into a tailspin. In the fourth quarter, the 37-day uncertainty surrounding the presidential election ignited psychological gridlock and the rout was on.

LOOKING AHEAD

      As we prepare this letter, the Federal Reserve has already cut the Federal Funds Rate by 100 basis points through the end of January. It will take awhile for monetary policy alone to provide ballast for the "supertanker" economy, and we believe anemic first and perhaps second quarter earnings will unfold, even if the Fed continues to cut interest rates.

      Looking ahead to the second half of 2001, our forecast is for an economic (and earnings) recovery. Oil prices have retreated and should remain stable as reduced demand and increased production bring an equilibrium to prices in the low $20's per barrel area. The dollar has weakened against the Euro, foreshadowing some improvement in the balance of trade deficit and better earnings for U.S. based multinationals. Although President George W. Bush won the narrowest of victories and Congress is almost evenly split along party lines, we expect a shift away from creeping socialism toward more unfettered capitalism. Reports from Washington indicate tax relief is on the horizon. After a slow start, we believe S&P 500 earnings growth will be buttressed by its roughly one-third non-U.S. component, and come in with a respectable 5% in 2001, and Russell 2000 (small cap stocks) earnings growth will be materially higher. Equity valuations are now much more reasonable across the board. Finally, Wall Street's overly optimistic earnings estimates are rapidly being reduced to reflect current economic realities. This should limit widespread earnings disappointments going forward, and eventually result in pleasant earnings surprises, helping to renew investor confidence and revive the market.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

EURO VS. U.S. DOLLAR

                    For 1999          For 2000          For 2001
Jan                 1.1812            1.0155            0.9465
                    1.176             1.0309            0.9477
                    1.1636            1.0335            0.945
                    1.1672            1.0324            0.9535
                    1.1554            1.0294            0.9486
                    1.1534            1.0252            0.94
                    1.1548            1.0322            0.9409
                    1.1698            1.0281            0.9525
                    1.1689            1.027             0.9486
                    1.1591            1.0128            0.942
                    1.161             1.0121            0.9373
                    1.1575            1.0115            0.9308
                    1.1577            1.0133            0.9437
                    1.1582            1.01              0.9369
                    1.1566            1.0019            0.9375
                    1.1577            1.0041            0.9389
                    1.1481            1.0011            0.9258
                    1.1395            0.989             0.9219
                    1.1371            0.9765            0.9213
                    1.1303            0.9757            0.918
Feb                 1.1328            0.9731            0.9267
                    1.1339            0.9768            0.9309
                    1.1306            0.9887            0.9387
                    1.1283            0.976             0.9357
                    1.1296            0.9783            0.9398
                    1.13              0.9862
                    1.1331            0.9914
                    1.1303            0.9865
                    1.1282            0.9847
                    1.1189            0.9783
                    1.123             0.9834
                    1.1223            0.9842
                    1.1075            0.9863
                    1.1037            0.985
                    1.0993            1.006
                    1.0972            1.0017
                    1.1068            0.9931
                    1.0995            0.9763
                    1.0891            0.9669
                    1.0931            0.9643
                    1.0888            0.97
Mar                 1.0824            0.9619
                    1.0843            0.9618
                    1.0899            0.9603
                    1.0873            0.956
                    1.0961            0.9576
                    1.0932            0.9684
                    1.0936            0.9659
                    1.093             0.9648
                    1.0915            0.9644
                    1.1015            0.9696
                    1.099             0.971
                    1.0923            0.9694
                    1.0915            0.971
                    1.0918            0.9703
                    1.0921            0.9608
                    1.0871            0.9691
                    1.0743            0.9724
                    1.0716            0.9645
                    1.0732            0.9614
                    1.0808            0.9524
                    1.0782            0.9594
                    1.0782            0.9574
                    1.0706            0.956
Apr                 1.0838            0.9588
                    1.0784            0.9647
                    1.0835            0.958
                    1.0786            0.959
                    1.0842            0.9588
                    1.078             0.9591
                    1.0779            0.9551
                    1.0717            0.9524
                    1.0688            0.9564
                    1.0608            0.955
                    1.063             0.9477
                    1.0612            0.9369
                    1.0598            0.9376
                    1.0634            0.9379
                    1.059             0.9396
                    1.0649            0.9265
                    1.0616            0.9217
                    1.0591            0.9083
                    1.0564            0.9089
                    1.0571            0.912
                    1.0593            0.9068
                    1.0724            0.8891
May                 1.0779            0.8907
                    1.0781            0.8953
                    1.0787            0.895
                    1.072             0.9023
                    1.0666            0.9097
                    1.0626            0.9021
                    1.065             0.908
                    1.0672            0.9138
                    1.0672            0.9053
                    1.0641            0.8921
                    1.063             0.8952
                    1.0577            0.8946
                    1.0593            0.9036
                    1.0587            0.9032
                    1.0471            0.9096
                    1.0439            0.9072
                    1.0422            0.931
                    1.0449            0.9314
                    1.0357            0.9328
                    1.0355            0.9307
                    1.0327            0.9432
                    1.0296            0.9471
Jun                 1.0438            0.957
                    1.045             0.96
                    1.0477            0.9548
                    1.0516            0.9526
                    1.0416            0.9544
                    1.042             0.9619
                    1.0298            0.959
                    1.0329            0.953
                    1.0368            0.9648
                    1.0323            0.9622
                    1.0323            0.9557
                    1.0316            0.9455
                    1.0372            0.9398
                    1.0448            0.9358
                    1.0373            0.9382
                    1.0337            0.9444
                    1.031             0.9444
                    1.0236            0.9515
                    1.0244            0.9545
                    1.0249            0.9526
                    1.0224            0.9548
                    1.0198            0.9527
Jul                 1.0186            0.9484
                    1.0139            0.9521
                    1.0176            0.9497
                    1.0215            0.9401
                    1.022             0.9339
                    1.0203            0.9374
                    1.0203            0.9351
                    1.042             0.9322
                    1.0526            0.9237
                    1.0509            0.9292
                    1.0497            0.9343
                    1.0651            0.9314
                    1.0627            0.9391
                    1.0644            0.9413
                    1.0719            0.9331
                    1.0694            0.9246
                    1.0661            0.9266
                    1.068             0.9228
                    1.0766            0.9137
                    1.0793            0.9042
                    1.077             0.9075
                    1.0694            0.9105
Aug                 1.0752            0.9019
                    1.066             0.8991
                    1.0636            0.9077
                    1.0568            0.9046
                    1.0557            0.9037
                    1.0525            0.9135
                    1.0505            0.9143
                    1.0643            0.9152
                    1.0654            0.9068
                    1.0553            0.9027
                    1.0506            0.8965
                    1.0461            0.8967
                    1.0441            0.9028
                    1.046             0.9024
                    1.0445            0.9002
                    1.0581            0.8966
                    1.0582            0.8924
                    1.0689            0.8878
                    1.0605            0.8993
                    1.0581            0.8876
                    1.059             0.8702
                    1.0543            0.874
Sep                 1.0402            0.8664
                    1.04              0.8624
                    1.0408            0.8596
                    1.0385            0.864
                    1.0418            0.8617
                    1.0399            0.8572
                    1.0408            0.8527
                    1.046             0.8514
                    1.05              0.8463
                    1.0415            0.8559
                    1.0466            0.8794
                    1.0431            0.8738
                    1.0509            0.8813
                    1.0613            0.8807
                    1.0643            0.883
                    1.0718            0.8842
                    1.0703            0.8788
                    1.0693            0.8745
                    1.0704            0.8727
                    1.0721            0.8691
                    1.063             0.8686
Oct                 1.0737            0.8682
                    1.0758            0.8716
                    1.0799            0.8644
                    1.0887            0.8567
                    1.0863            0.8491
                    1.0833            0.8509
                    1.0765            0.8391
                    1.0808            0.8412
                    1.0678            0.8406
                    1.0666            0.8364
                    1.0578            0.8364
                    1.0532            0.8274
                    1.0519            0.8273
                    1.0518            0.8408
                    1.0494            0.8433
                    1.0506            0.8485
                    1.0485            0.8588
                    1.044             0.8579
                    1.04              0.8619
                    1.0363            0.8585
                    1.0401            0.8585
Nov                 1.0436            0.8554
                    1.0315            0.8574
                    1.0315            0.8624
                    1.0312            0.8574
                    1.0403            0.8571
                    1.0297            0.8534
                    1.0313            0.8517
                    1.0327            0.8487
                    1.0261            0.846
                    1.0176            0.8424
                    1.0137            0.8401
                    1.01              0.8383
                    1.0077            0.8503
                    1.0059            0.8544
                    1.0023            0.8577
                    1.0016            0.8694
                    1.0252            0.8768
                    1.0222            0.8876
                    1.0263            0.8803
                    1.0161            0.8881
Dec                 1.0158            0.8891
                    1.012             0.8842
                    1.0067            0.8776
                    1.0066            0.8774
                    1.0169            0.8755
                    1.0088            0.8861
                    1.0066            0.8983
                    1.0093            0.8929
                    1.008             0.8903
                    1.0162            0.906
                    1.0128            0.9112
                    1.0136            0.9231
                    1.0068            0.9306
                    1.0045            0.9258
                    1.0024            0.9393
                    1.007

ADDITIONAL CATALYSTS

      Going forward, new full disclosure regulations (so-called FD rules) should compel Wall Street to focus more on fundamentals in the future. Too many Wall Street analysts have been serving as investment bankers in drag - tailoring their stock recommendations to please existing investment banking clients and attract new ones, rather than providing an honest appraisal of companies' fundamental prospects. In addition, too much focus was placed on short-term earnings dynamics rather than long term fundamentals. To wit, you could have filled a small library with Wall Street's dot-com stock recommendations when the new issues market was at its hottest in early 2000. In addition, momentum investors needed early insights into monthly data, which were not available to the general investor, to maintain their game. Consequently, investors concentrating on fundamentals should receive more support from Wall Street going forward. We believe this will benefit value oriented fundamentalists such as yours truly. Some have described our research process as "going belly to belly" with management, and seeing customers and competitors. This will help Wall Street refocus its research on smaller companies as they provide good insights into larger companies in an industry.

      Currently, the Financial Accounting Standards Board (FASB) is in the process of substantially altering APB 17, which is an accounting rule that focuses on the amortization of goodwill. Under the original APB 17, when a company makes an acquisition under the purchase method of accounting, the excess of cost over the fair value of the net assets acquired is recorded as goodwill and put on the balance sheet. The goodwill is then amortized over a period of no longer than 40 years -- impacting reported earnings. Under the new proposal by the FASB (which is still in the exposure draft phase), goodwill would still be recognized and placed on the balance sheet, but it would no longer be amortized over 40 years. Instead, goodwill would be reviewed for impairment and periodically written down. Simply stated, using purchase accounting will no longer be a deterrent to transactions. This should fuel the propensity for deal activity.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

U.S. DEAL ACTIVTY

1991                 $  135,000,000,000
1992                    150,000,000,000
1993                    234,000,000,000
1994                    340,000,000,000
1995                    511,000,000,000
1996                    652,000,000,000
1997                    919,000,000,000
1998                  1,620,000,000,000
1999                  1,745,000,000,000
2000                  1,833,000,000,000

      An added element spurring on M&A activity is the change in the Hart-Scott-Rodino (HSR) Act. HSR was enacted to provide the public with adequate visibility to a corporate transaction. Previously, any stock purchase larger than $15 million required a notice filing under Hart-Scott-Rodino. Effective February 1, 2001, this "bar" has been raised to $50 million -- permitting more "involuntary" deals to take place. Our portfolio is full of small companies trading at discounts to Private Market Value, defined as the price an informed industrialist would be willing to pay for the company's assets. We expect takeover lightning to hit more of these small cap portfolio holdings in the year ahead.

      Finally, banking company regulations are also in transition. One element affecting their reported earnings are new accounting rules which require companies to record derivative instruments and certain hedging activities at fair market value. Changes in the fair market values of these items will flow through a bank's P&L, creating volatility in earnings. Formerly, these transactions had no effect on earnings. The same may apply to debt instruments.

--------------------------------------------------------------------------------
                           FLOW OF FUNDS ($ Billions)

SOURCES                        1997       1998      1999      2000
-------                       ------     ------    ------    ------
U.S. Deals                    $  919     $1,620    $1,745    $1,833
Stock Buybacks                   181        207       176       227
Mutual Fund                      232        159       222       297
Dividends                        335        352       371       400
                              ------     ------    ------    ------
TOTAL SOURCES:                $1,667     $2,338    $2,514    $2,757
                              ======     ======    ======    ======

SOURCE: THOMSON FINANCIAL SECURITIES DATA, BIRINYI ASSOCIATES
--------------------------------------------------------------------------------

DEAL ACTIVITY

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Consolidation in a particular industry is one such dynamic. As we have shared with you in previous quarterly letters, the continued high level of activity in mergers and acquisitions contributed significantly to the solid performance of our Equity Trust. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.


--------------------------------------------------------------------------------
                              2000 COMPLETED DEALS

                                                      NUMBER       AVERAGE COST     CLOSING
   FUND HOLDING                                    OF SHARES (a)   PER SHARE (b)   PRICE (c)   CLOSING DATE   %RETURN (d)
   ------------                                    -------------   -------------   ---------   ------------   -----------

   FIRST QUARTER 2000 ANNOUNCED DEALS
   ----------------------------------
   Associated Group Inc., Cl. A                      133,000          $2.67          $87.88      01/17/00     3,191.39%
   Associated Group Inc., Cl. B                      133,000           2.67           88.06      01/17/00     3,198.13%
   Aliant Inc.                                        16,670           9.77           19.02      01/28/00        94.68%
   Imasco Ltd.                                       100,000          26.48           28.70      02/02/00         8.38%
   Pittway Corp.                                     370,000          34.23           45.50      02/04/00        32.92%
   Public Service Co. of North Carolina                6,000          28.99           33.00      02/16/00        13.83%
   New England Electric System                        25,000          48.28           54.19      03/23/00        12.24%
   Ascent Entertainment Group Inc.                   105,768           9.07           15.25      03/28/00        68.14%

   SECOND QUARTER 2000 ANNOUNCED DEALS
   -----------------------------------
   TNP Enterprises Inc.                                5,000          38.28           43.94      04/07/00        14.79%
   Atlantic Richfield Co.                             70,000          53.59           77.00      04/17/00        43.68%
   General Cigar Holdings Inc.                       180,000          10.93           15.25      05/08/00        39.52%
   General Cigar Holdings Inc., Cl. B                105,000           6.22           15.25      05/08/00       145.18%
   Celestial Seasonings Inc.                          58,500          17.25           38.50      05/30/00       123.19%
   Mirage Resorts Inc.                               100,000           5.32           20.94      05/31/00       293.61%
   Todd AO Corp., Cl. A                               65,000           2.73           26.19      06/12/00       859.34%
   Hussmann International Inc.                       379,000          17.94           29.00      06/13/00        61.65%
   Wynn's International Inc.                          60,000          11.24           22.88      07/21/00       103.56%

   SECOND QUARTER 2000 FINANCIAL ENGINEERING
   -----------------------------------------
   General Motors Corp.                               52,058          30.33           86.94      05/19/00       186.65%

   THIRD QUARTER 2000 ANNOUNCED DEALS
   ----------------------------------
   Kansas City Southern Industries Inc.                7,500           1.86            6.25      07/13/00       236.02%
   TV Guide Inc., Cl. A                               25,000          26.79           45.63      07/13/00        70.32%
   COMSAT Corp.                                      100,000          26.41           28.38      08/03/00         7.46%
   Cable & Wireless HKT Ltd., ADR                     50,000          18.15           23.75      08/07/00        30.85%
   Verio Inc.                                          1,000          49.94           59.94      08/30/00        20.02%
   Italy Fund Inc.                                    40,250           8.97           18.69      09/05/00       108.36%
   Mark IV Industries Inc.                           300,000          15.16           23.00      09/15/00        51.72%
   KPN NV                                             38,800           1.38           44.88      09/20/00     3,152.17%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        2000 COMPLETED DEALS (CONTINUED)

                                                      NUMBER       AVERAGE COST     CLOSING
   FUND HOLDING                                    OF SHARES (a)   PER SHARE (b)   PRICE (c)   CLOSING DATE   %RETURN (d)
   ------------                                    -------------   -------------   ---------   ------------   -----------

   FOURTH QUARTER 2000 ANNOUNCED DEALS
   -----------------------------------
   Dun & Bradstreet Corp.                             30,000          $29.25         $36.19      10/03/00       23.72%
   Bestfoods Inc.                                    300,000           66.02          73.00      10/04/00       10.57%
   Dexter Corp.                                       40,000           32.91          65.64      10/05/00       99.45%
   Life Technologies Inc.                             40,294           39.12          63.02      10/05/00       61.08%
   St. Joe Co.                                       253,000            7.40          19.19      10/10/00      159.28%
   ProSieben Media AG, Pfd.                           10,000           56.89         119.88      10/13/00      110.72%
   Sybron Chemicals Corp.                            105,000           21.43          34.97      10/20/00       63.17%
   Columbia Energy Group                             100,000           62.63          71.88      11/01/00       14.76%
   Eastern Enterprises                               150,000           51.09          64.63      11/09/00       26.49%
   AstraZeneca plc, Stockholm                         35,146           36.52          49.29      11/13/00       34.96%
   Telecom Italia SpA                                400,040            2.13          11.43      11/13/00      436.61%
   Novartis AG, Registered                           108,000            8.75          39.63      11/14/00      352.86%
   Seagram Co.                                       195,000           41.48          47.63      11/30/00       14.83%
   Florida Progress Corp.                            100,000           46.98          54.48      12/01/00       15.96%
   Canal Plus, ADR                                   160,000            8.47          27.88      12/11/00      229.16%
   Sybron International Corp.                          1,000           25.80          29.00      12/12/00       12.40%
   PepsiAmericas Inc.                                150,000            3.52           4.40      12/14/00       25.06%
   Glaxo Wellcome plc                                 50,000           20.19          27.35      12/27/00       35.46%
   Morgan (J.P.) & Co. Inc.                           13,000           96.75         165.50      12/31/00       71.06%
   St. Joseph Light & Power Co.                       15,000           20.71          24.50      12/31/00       18.30%

--------------------------------------------------------------------------------

(a) Number of shares held by the Fund on the final day of trading for the issuer.
(b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.
(c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
(d) Represents average estimated return based on average cost per share and closing price per share.

NOTE:  SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS

--------------------------------------------------------------------------------

YEAR-END INVESTMENT SCORECARD

      Many of the Fund's holdings in the financial services industry posted solid returns for the year, including Allstate, State Street, RAS SpA, Lehman Brothers, and Mellon Financial. Consumer products companies such as Carter-Wallace, Gallaher Group, and Shaw Industries also enhanced the Fund's performance for the year. Food companies including Keebler Foods, Quaker Oats, Tootsie Roll Industries, and Diageo nourished returns.

      Telecommunications and communications equipment manufacturers including BCE, Sprint, AT&T, and Lucent Technologies were among our major portfolio disappointments. Later in this report, we will focus on what we believe to be temporary problems in this dynamic growth sector. Media stocks such as Viacom, AT&T Liberty Media Group, and USA Networks declined sharply as advertising supported media company earnings were threatened by the slowing economy and the absence of spending on the Olympics, political activity, and the Internet, which had bolstered 2000 earnings. Industrial cyclicals in a wide range of industries were also casualties of the rapidly decelerating economy.

INTERNATIONAL OUTLOOK

       A portion of the Equity Trust's portfolio continues to be managed by Caesar Bryan. Caesar also manages the Gabelli International Growth Fund and is a co-manager of the Gabelli Global Opportunity Fund. Caesar's thoughts on international markets and global economies are provided below:

      Looking ahead, 2001 should be profitable for U.S. based investors participating in overseas markets. Most of the Equity Trust's international assets are invested in Europe, where we continue to find good investment opportunities.

      From a macro standpoint, Europe's economic outlook appears solid. Clearly any slowdown in the U.S. will impact overseas economies. However, we believe that European economy should be able to withstand a mild slowdown in the U.S. In aggregate, European economies constitute a huge economic bloc and they mostly trade among themselves. Euro-zone exports to the U.S. represent only 2.5% of Gross Domestic Product. While the U.S. economy was performing strongly during the past few years, Europe was plodding along at a more pedestrian pace. However, very rapid growth in the U.S. has given rise to some imbalances. These include a large current account deficit and a very low, or even negative, savings rate. Europe does not have these imbalances. Inflation is running at about 2% and certainly the European Central Bank could, if it chooses, reduce short-term interest rates and follow the example of the Federal Reserve Bank.

      If, as we expect, Europe's economy grows at between 2% and 3%, corporate earnings growth should reach double digits. With markets at current levels and interest rates falling, equity valuations are relatively attractive. Add to this a continuation of the high level of merger and acquisition activity, and we believe 2001 should be profitable for investors in European equities. Looking ahead, U.S. based investors should also get a "kicker" from a weaker dollar. This follows a number of years of dealing with the headwind of the rising dollar. As the European economy outperforms the U.S. economy, and U.S. interest rates decline more rapidly than European rates, money is likely to flow out of the dollar and into the Euro.

      How about Japan? We have been surprised by the terrible performance of the Japanese equity market. It appears that equity market sentiment is worse than fundamentals would warrant. Although many financial institutions remain in difficulty, the real economy has made some progress. Over one million new jobs were created in the past year, wages have recovered, and corporate fixed investment has risen on the back of good corporate profitability. We have concentrated our investments in globally competitive companies, which have good returns on invested capital and reasonable valuations. We have also tried to avoid companies that have banks as shareholders, since these financial institutions may be forced sellers for balance sheet reasons. With the market at its current level, we believe the authorities are under pressure to announce further reform measures including permitting stock buy backs.

The following is an excerpt from Sandra Block's article in USATODAY, January 19, 2001

BUSH PORTFOLIO SHOWS FISCAL CONSERVATISM.

      It's hard to tell if George W. Bush's investment portfolio is compassionate, but it's certainly conservative. The president has more than half his assets in U.S. Treasury notes, according to financial disclosures filed last year. Stocks and mutual funds account for 11% to 17% of his portfolio. The rest is invested in real estate, cash and private partnerships. That strategy paid off in 2000.

------------------------------
  GEORGE W. BUSH'S FUNDS
  ----------------------
  Gabelli Equity Trust
  Gabelli Global Multimedia
  Gabelli Utility Trust
  American Funds
------------------------------

      Northern Trust, the trust manager, makes investment decisions without his knowledge. The arrangement is designed to avoid conflicts of interest.

THE FIRST DECADE OF THE NEW MILLENNIUM

      The longest economic expansion and bull market in history has spoiled equity investors. With the exception of 1991, when the S&P 500 retreated approximately 3%, the value of equity indices has risen, often substantially, every year in the decade. How will investors react to this year's disappointment? Our guess is with more resolve than might be expected.

      Economists (even those at the Federal Reserve), business leaders, and market strategists were taken by surprise by the economy's rapid deceleration in the second half of 2000. To date, investors have reacted quite responsibly -- bailing out of stocks with the most excessive valuations and displaying considerably more patience with more fundamentally sound equities. Going forward, we believe investors will be less prone to repeating the mistakes of the past several years. They will recognize that valuations do matter, even for stocks in growth industries like technology. If the economy stabilizes, as we believe it will sometime in the first half of 2001, the ensuing market recovery will be based on fundamentals, not fantasy. We believe this market will favor portfolios comprised of fundamentally attractive equities.

AND THE QUESTION IS ...

      OVER THE NEXT SEVERAL MONTHS, THE OVERALL MARKET NEEDS TO UNDERSTAND WHETHER MONETARY POLICY (GREENSPAN'S RATE CUTS) MARRIED WITH FISCAL POLICY (BUSH'S TAX CUTS) WILL PROVIDE THE BALLAST TO OVERCOME THE ECONOMIC DRAG CREATED
BY: A CONSUMER SPENDING BINGE (TIED TO THE STOCK MARKET'S WEALTH EFFECT); OVERSPENDING ON CAPITAL EQUIPMENT; AND A TRADE DEFICIT OF GIGANTIC PROPORTIONS.

LET'S TALK STOCKS

      The following are specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time.

CABLEVISION SYSTEMS CORP. (CVC - $84.9375 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves nearly 3 million cable customers in the most important cable TV market - New York. Cablevision is a leader in delivering cutting-edge technological innovation, such as high speed cable, to the home. Through its Rainbow Media Holdings subsidiary, Cablevision manages recognized content offerings such as American Movie Classics, Bravo and The Independent Film Channel. Cablevision owns and operates New York City's famed Madison Square Garden, which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. The company also operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world-famous Rockettes.

CARTER-WALLACE INC. (CAR - $33.375 - NYSE), founded in 1880 as the Carter Medicine Company marketing a single product called Carter Little Liver Pills, now manufactures and sells a diversified line of consumer health care products including toiletries, pharmaceuticals, diagnostic specialties, proprietary drugs and pet supplies. Such brands as Arrid deodorant, Nair hair remover and Pearl Drops toothpaste are Carter-Wallace products. The company also sells certain products exclusively in international markets.

CHRIS-CRAFT INDUSTRIES INC. (CCN - $66.50 - NYSE), through its 80% ownership of BHC Communications (BHC - $129.25 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns 58% of United Television Inc. (UTVI - $116.00 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. The Chris-Craft complex is debt free, with roughly $1.5 billion in cash and marketable securities. On August 14, News Corp. (NWS - $32.25 -
NYSE) announced that it would purchase Chris-Craft (along with BHC and United Television) in a deal worth $5.35 billion. According to the terms of the deal, CCN shareholders will receive a package of cash and securities having an "initial" stated value of $85 per share.

LIBERTY MEDIA GROUP (LMG'A - $13.5625 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T.

TELECOM  ITALIA SPA  (TIT.MI - $11.06 - MILAN STOCK  EXCHANGE;  TI - $110.3125 -
NYSE) is the principal provider of domestic and international telecommunications services in Italy. Telecom Italia is also the seventh largest fixed telecommunications operator in Europe, as well as the largest mobile operator in Europe, through its 53% held subsidiary, Telecom Italia Mobile. In addition, Telecom Italia also provides leased lines, data communications services, satellite communications services and the development and manufacture of telecommunications equipment and networks.

TELEPHONE & DATA SYSTEMS INC. (TDS - $90.00 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts the vast majority of its cellular operations through its 81% owned United States Cellular Corp. (USM - $60.25 - AMEX) and conducts its telephone operations through its wholly-owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless Corp. (VSTR - $100.625 - Nasdaq), TDS now owns 35.6 million shares of VoiceStream valued at over $4.0 billion. VoiceStream is in the process of being acquired by Deutsche Telekom (DT - $29.25 - NYSE), a former German phone monopoly, for 3.2 DT shares plus $30 in cash per VSTR share.

UNITED TELEVISION INC. (UTVI - $116.00 - NASDAQ), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates seven of the stations (one ABC, one NBC and five UPN affiliates) that comprise Chris-Craft's (CCN - $66.50 - NYSE) television division. UTVI stations cover approximately nine percent of the U.S. population. UTVI is 58%-owned by BHC Communications (BHC - $129.25 - AMEX). United Television is a beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. On August 14, News Corp. (NWS - $32.25 - NYSE) announced it would purchase United Television (along with Chris-Craft and BHC) in a deal worth $5.35 billion.

VIACOM INC. (VIA - $47.00 - NYSE) is diversified media company with businesses across many media platforms. The firm operates cable networks (including VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster Inc). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

VIVENDI  UNIVERSAL  SA (EX.PA - $65.81 - PARIS  STOCK  EXCHANGE;  V - $65.3125 -
NYSE) recently completed its merger with Canal Plus, of France, and Seagram, of Canada, thus creating a global communications and entertainment powerhouse. Vivendi now owns wireless and wireline communications companies, European cable and satellite assets, Havas Publishing, Seagram's former Universal Film, Music, and Entertainment divisions and a varied assortment of internet investments.
Moreover,   the  firm  owns  large  stakes  in  USA  Networks  and  British  Sky
Broadcasting. Vivendi has announced plans to eventually spin-off Vivendi Environment, its utility subsidiary, in the next few years. At that time, Vivendi will have completed its transition from France's largest environmental services company to a global communications company.

COMMON STOCK 10% DISTRIBUTION POLICY

      The Equity Trust continues to maintain its 10% Distribution Policy whereby the Equity Trust pays out to common stock shareholders 10% of its average net assets each year. Pursuant to this policy, the Equity Trust distributed $0.27 per share in each of the first three quarters and $0.50 per share on December 26, 2000. The next distribution is scheduled for March 2001.

7.25% TAX ADVANTAGED CUMULATIVE PREFERRED STOCK -- DIVIDENDS

      The Equity Trust's 7.25% Tax Advantaged Cumulative Preferred Stock paid a cash distribution on December 26, 2000 of $0.453125 per share. For the year ended December 31, 2000, Preferred Stock shareholders received distributions totaling $1.8125, the annual dividend rate per share of Preferred Stock. The percentage of this distribution treated as a long term capital gain was 85%, which results in a tax-equivalent stated yield (based on a $25.00 liquidation value) of 9.24%. The next distribution is scheduled for March 2001.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

WHO               WHAT                       WHEN
---               ----                       ----
Mario Gabelli     Chief Investment Officer   First Monday of each month
Howard Ward       Large Cap Growth           First Tuesday of each month
Barbara Marcin    Large Cap Value            Last Wednesday of each month

                  SECTOR/SPECIALTY           2nd and 3rd Wednesday of each month
                  ----------------
Tim O'Brien       Utilities Industry
Caesar Bryan      International Investing
Ivan Arteaga      Telecom and Media
Hart Woodson      Global Convertibles

      The second and third Wednesday of each month will feature portfolio managers responsible for our more focused offerings. All chat sessions are held at 4:15 PM ET. Arrive early as attendance is limited. Days and times may vary based on portfolio manager availability.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      It is our job to begin each day thinking how we will earn money for you. At times, we may be faced with a challenge in reaching our objectives because of the irrationality of Mr. Market. And, while we cannot and will not ignore the overall price levels in the market, there is an abundance of opportunities to meet our shared long term objectives in the years ahead. We thank you for entrusting a portion of your investment assets to the Gabelli Asset Fund, and we reaffirm our commitment to your financial well-being. We are privileged to have this opportunity, and we look forward to the next quarter century.

                                Sincerely,

                                /S/ SIGNATURE

                                MARIO J. GABELLI, CFA
                                Portfolio Manger and Chief Investment Officer

February 1, 2001

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 2000
                                -----------------
            Chris-Craft Industries Inc.      Liberty Media Group
            Cablevision Systems Corp.        Berkshire Hathaway Inc.
            Viacom Inc.                      Telecom Italia SpA
            Telephone & Data Systems Inc.    Carter-Wallace Inc.
            United Television Inc.           Vivendi Universal SA
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio managers only through the end of the period stated in this report. The managers' views are subject to change at any time based on market and other conditions.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                         QUARTER ENDED DECEMBER 31, 2000
                                   (UNAUDITED)

                                                                    OWNERSHIP AT
                                                                    DECEMBER 31,
                                                         SHARES         2000
                                                         ------     ------------

NET PURCHASES
COMMON STOCKS
ACNielsen Corp. ................................         100,000         100,000
Albertson's Inc. ...............................          20,100         220,100
Apogent Technologies Inc. (a) ..................           1,000           1,000
Archer-Daniels-Midland Co. .....................         170,500       1,000,000
AT&T Corp. .....................................          50,000         369,994
AT&T Wireless Group ............................          10,000          60,000
Avaya Inc. (b) .................................           3,333           3,333
Banca Intesa SpA ...............................         175,000         175,000
Cendant Corp. ..................................          20,000         120,000
Coca-Cola Enterprises Inc. .....................          50,000          50,000
DDI Corp.(c) ...................................              59              89
Disney (Walt) Co. ..............................           5,000         150,000
Dun and Bradstreet Corp. (d) ...................          15,000          15,000
Energizer Holdings Inc. ........................          35,600         285,601
Florida East Coast Industries Inc.,
   Cl. B (e) ...................................          58,452          58,452
Fuller (H.B.) Co. ..............................           2,000          12,000
Gemstar-TV Guide International Inc. ............           2,000          18,432
General Chemical Group Inc. ....................          19,900         130,000
General Motors Corp., Cl. H ....................          10,000         176,323
Genuity Inc. ...................................         135,000         160,000
Gillette Co. ...................................         105,000         180,000
GlaxoSmithKline plc (f) ........................          25,036          75,036
Harcourt General Inc. ..........................          70,000         150,000
Hewlett-Packard Co. (g) ........................           4,000          44,000
Ingersoll-Rand Co. .............................           3,000          50,000
Interbrew ......................................          25,000          25,000
Invitrogen Corp. (h) ...........................          56,011          56,011
Keebler Foods Co. ..............................           1,800          21,800
Kellogg Co. ....................................         140,000         270,000
Leap Wireless International Inc. ...............          12,500          12,500
Lehman Brothers Holdings Inc. (g) ..............          21,000          42,000
Litton Industries Inc. .........................          20,000          20,000
Matsushita Electric Industrial Co. .............
   Ltd., ADR (i) ...............................          13,500          15,000
MCN Energy Group Inc. ..........................          40,000         100,000
Midas Inc. .....................................           5,833          70,000
Morgan (J.P.) & Co. Inc. .......................           1,000          13,000
Motorola Inc. ..................................          16,000          40,000
National Service Industries Inc. ...............           5,000         130,000
Newmont Mining Corp. ...........................          20,000          70,000
Nextel Communications Inc., Cl. A ..............           7,000          25,000
Niagara Mohawk Holdings Inc. ...................           3,500         210,000
Northeast Utilities ............................          20,000          50,000
NTL Inc. .......................................          28,000          42,625
PRIMEDIA Inc. ..................................          20,000          50,000
Progress Energy Inc. (j) .......................         100,000         100,000
Rogers Wireless Communications
   Inc., Cl. B .................................          15,000          40,000
Rohm & Haas Co. ................................          16,000         220,000
Rohm Co. Ltd. ..................................             600           2,000
Ryder System Inc. ..............................          10,000          45,000
Sealed Air Corp. ...............................          25,000          25,000
Seat-Pagine Gialle SpA (l) .....................          91,842          91,842
Shaw Industries Inc. ...........................          75,000         400,000
SJW Corp. ......................................             900           2,900
Smith Industries plc (m) .......................          12,420          12,420
Southwest Gas Corp. ............................          14,000          14,000
Stanley Electric Co. Ltd. ......................          22,000          42,000
Sybron Dental Specialties Inc. (a) .............             333             333
Syngenta AG (n) ................................               1               1
Syngenta AG, ADR (n) ...........................          11,697          11,697
Telefonica SA, ADR .............................          10,000         254,950
Thomas & Betts Corp. ...........................          62,000         112,000
Tootsie Roll Industries Inc. ...................           2,000          97,894
UnitedGlobalCom Inc., Cl. A ....................          25,000          60,000
Vivendi Universal SA, ADR (o) (p) ..............         220,000         220,000
VoiceStream Wireless Corp. .....................           1,500           1,955
Westvaco Corp. .................................          50,000         100,000

                                                                    OWNERSHIP AT
                                                                    DECEMBER 31,
                                                         SHARES         2000
                                                         ------     ------------

Whitman Corp. (q) ..............................          41,595         491,595
Willamette Industries Inc. .....................         122,200         122,200
Wrigley (Wm.) Jr. Co. ..........................           1,000          76,000
XO Communications Inc., Cl. A ..................           5,000           8,000

PREFERRED STOCKS
ProSieben Sat.1 Media AG, Pfd. (k) .............          30,000          40,000

                                                       PRINCIPAL
                                                        AMOUNT
                                                       ---------
CORPORATE BONDS
Kaman Corp., Sub. Deb. Cv
   6.000%, 03/15/12  ...........................       $  59,000      $1,000,000


                                                         SHARES
                                                         ------
NET SALES
COMMON STOCKS
ArvinMeritor Inc. ..............................         (42,000)         13,000
AutoNation Inc. ................................        (114,000)        286,000
Bank One Corp. .................................          (5,000)        105,000
Bankgesellschaft Berlin AG .....................         (18,000)        282,000
BCE Inc. .......................................         (10,000)        230,000
Bestfoods Inc. .................................        (300,000)             --
Block (H&R) Inc. ...............................         (10,000)         90,000
Brau und Brunnen AG ............................         (18,000)             --
Cablevision Systems Corp., Cl. A ...............          (5,000)        515,000
Carter-Wallace Inc. ............................         (20,000)        520,000
Dana Corp. .....................................        (260,839)         34,161
Delhaize America Inc., Cl. A ...................          (5,000)         45,000
Dexter Corp. (h) ...............................         (40,000)             --
Donaldson, Lufkin & Jenrette Inc. ..............        (300,000)             --
Eastern Enterprises ............................        (150,000)             --
EnergyNorth Inc. ...............................         (12,100)             --
Federal-Mogul Corp. ............................         (40,000)             --
Florida Progress Corp. (j) .....................        (100,000)             --
Fortune Brands Inc. ............................         (25,000)        100,000
FujiSoft ABC Inc. ..............................          (4,500)             --
Gaylord Entertainment Co., Cl. A ...............         (15,500)        234,500
GC Companies Inc. ..............................         (25,000)         50,000
Genuine Parts Co. ..............................         (70,000)        200,000
Hain Celestial Group Inc. ......................         (10,000)         20,000
Hilton Hotels Corp. ............................        (137,000)        563,000
Hi-Shear Industries Inc. .......................        (145,000)             --
Honeywell Inc. .................................         (32,000)         93,000
IMS Health Inc. ................................         (70,000)             --
KDD Corp. (c) ..................................          (5,500)             --
KPN NV .........................................             (77)             --
Leucadia National Corp. ........................          (1,500)         64,000
Life Technologies Inc. (h) .....................         (40,294)             --
Lilly Industries Inc., Cl. A ...................         (20,000)             --
Loral Space & Communications Ltd. ..............          (5,000)        140,000
Mattel Inc. ....................................          (5,000)         45,000
McGraw-Hill Companies Inc. .....................          (1,000)         97,000
Nabisco Group Holdings Corp. (r) ...............         (20,000)             --
Nabisco Holdings Corp., Cl. A (s) ..............         (20,000)             --
Navistar International Corp. ...................         (10,000)        440,000
Northrop Grumman Corp. .........................          (5,000)         75,000
Pacific Century CyberWorks Ltd., ADR ...........          (4,445)         30,000
Pactiv Corp. ...................................        (505,000)        195,000
Pennzoil-Quaker State Co. ......................          (3,000)         75,000
Pepsi Bottling Group Inc. ......................         (20,000)             --
PepsiAmericas Inc. (q) .........................        (150,000)             --
PepsiCo Inc. ...................................         (10,000)        320,000
RCN Corp. ......................................          (5,000)        155,000
SBC Communications Inc. ........................          (5,000)        115,000
Schibsted ASA ..................................         (10,000)         50,000
Seagram Co. (p) ................................        (195,000)             --
Skandia Forsakrings AB .........................         (80,000)             --
SmithKline Beecham plc (f) .....................         (55,000)             --
Sybron Chemicals Inc. (t) ......................        (105,000)             --
Tenneco Automotive Inc. ........................        (130,000)             --


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                          PORTFOLIO CHANGES (CONTINUED)
                         QUARTER ENDED DECEMBER 31, 2000
                                   (UNAUDITED)

                                                                    OWNERSHIP AT
                                                                    DECEMBER 31,
                                                         SHARES         2000
                                                         ------     ------------
NET SALES (CONTINUED)
COMMON STOCKS (CONTINUED)
TI Group plc (m) ...............................         (27,000)             --
Tyco International Ltd. ........................         (20,000)         25,000
Tyler Technologies Inc. ........................         (10,000)         60,000
UCAR International Inc. ........................         (85,500)         64,500
Verizon Communications .........................         (15,000)        315,000
Wesley Jessen VisionCare Inc. ..................         (70,000)             --
Xerox Corp. ....................................         (25,000)         15,000

RIGHTS AND WARRANTS
Aegon NV, expire 02/04/01 ......................         (26,000)             --
Telesp Celular Participacoes SA (u) ............      (1,076,054)             --
Telesp Celular Participacoes SA, ADR (u) .......          (6,680)             --

  ------------------------------------
(a) Spinoff--3 shares of Apogent Technologies Inc. for every 1 share of Sybron Dental Specialties Inc.
(b) Spinoff--12 shares of Avaya Inc. for every 1 share of Lucent Technologies
    Inc.
(c) Merger--0.0109 shares of DDI Corp. for every 1 share of KDD Corp.
(d) Spinoff--1 share of Dun and Bradstreet Corp. for every 2 shares of Moody's Corp.
(e) Spinoff--1 share of Florida East Coast Industries Inc., Cl. B for every
    0.2310 shares of St. Joe Co.
(f) Merger--0.4552 shares of GlaxoSmithKline plc for every 1 share of SmithKline Beecham plc
(g) 2 for 1 stock split
(h) Merger--1.0417 shares of Invitrogen Corp. for every 1 share of Dexter Corp. and 0.4304 share of Invitrogen Corp. for every 1 share of Life Technologies Corp.
(i) 10 for 1 stock split
(j) Merger--1 share of Progress Group Inc. for every 1 share of Florida
    Progress Corp.
(k) 4  for  1  stock  split
(l) Spinoff--0.2295 shares of Seat-Pagine Gialle SpA for every 1 share of Telecom Italia SpA
(m) Merger--1 share of TI Group plc for every 0.4200 shares of Smiths Group plc
(n) Spinoff--1 share of Syngenta AG for every 40.2 shares of AstraZeneca plc
(o) Spinoff--0.4000 shares of Vivendi Universal, ADR for every 1 share of Canal Plus, ADR
(p) Merger--0.8000 shares of Vivendi Universal, ADR for every 1 share of Seagram Co.
(q) Merger--0.2773 shares of Whitman Corp. for every 1 share of PepsiAmericas
    Inc.
(r) Cash merger at $30.00 a share
(s) Cash merger at $55.00 a share
(t) Tender offer at $35.00 per share.
(u) Rights expired 10/02/00

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 2000

                                                                      MARKET
    SHARES                                              COST          VALUE
    ------                                              ----          -----

             COMMON STOCKS -- 94.2%
             TELECOMMUNICATIONS -- 8.7%
      8,132  Aliant Inc. ........................  $     72,479  $      180,560
      7,500  Allegiance Telecom Inc.+ ...........        74,063         166,992
     60,000  ALLTEL Corp. .......................       934,096       3,746,250
      4,000  AT&T Canada Inc., Cl. B+ ...........       126,625         116,750
    369,994  AT&T Corp. .........................     6,803,914       6,405,521
      3,333  Avaya Inc.+ ........................        26,540          34,372
    230,000  BCE Inc. ...........................     6,590,343       6,655,625
     33,400  Brasil Telecom
               Participacoes SA, ADR ............     1,940,826       1,970,600
     22,000  BroadWing Inc.+ ....................       480,335         501,875
  2,893,090  Cable & Wireless
               Jamaica Ltd. .....................       101,642         110,331
     95,000  Cable & Wireless plc ...............     1,170,181       1,281,456
    145,000  Cable & Wireless plc, ADR ..........     3,983,335       5,781,875
     60,000  CenturyTel Inc. ....................       430,644       2,145,000
     25,000  Citizens Communications Co. ........       386,313         328,125
    255,466  Commonwealth Telephone
               Enterprises Inc.+ ................     4,424,217       8,941,310
     20,000  Commonwealth Telephone
               Enterprises Inc., Cl. B+ .........       128,902         760,000
     35,000  Compania de
               Telecomunicaciones de
               Chile SA, ADR ....................       592,324         461,563
         89  DDI Corp. ..........................     1,053,124         429,413
     21,600  Elisa Communications
               Oyj., Cl. A ......................     1,175,397         464,998
    167,000  Embratel Participacoes
               SA, ADR+ .........................     3,517,106       2,619,813
         32  Japan Telecom Co. Ltd. .............       498,306         658,494
     30,000  Pacific Century CyberWorks
               Ltd., ADR+ .......................       789,361         183,750
    155,000  RCN Corp.+ .........................     1,100,476         978,438
      9,655  Rogers Communications
               Inc., Cl. B+ .....................       137,424         162,630
    110,345  Rogers Communications
               Inc., Cl. B, ADR+ ................     1,537,198       1,875,865
    115,000  SBC Communications Inc. ............     4,106,783       5,491,250
    330,000  Sprint Corp.+ ......................     8,411,018       6,703,125
    186,554  Tele Norte Leste
               Participacoes SA, ADR ............     2,554,387       4,255,763
      8,000  Telecom Argentina Stet
               France Telecom SA, ADR ...........       164,771         125,500
    400,040  Telecom Italia SpA .................       839,903       4,424,274
    124,000  Telecom Italia SpA, ADR ............     2,599,287      13,678,750
    254,950  Telefonica SA, ADR .................     9,757,413      12,747,500
     15,626  Telefonica SA, BDR+ ................       206,541         254,425
     36,000  Telefonos de Mexico
               SA, Cl. L, ADR ...................       639,025       1,624,500
     12,750  TELUS Corp. ........................       222,542         352,702
     52,500  TELUS Corp., ADR ...................       950,397       1,452,304
      4,250  TELUS Corp., Non-Voting ............        74,181         111,060
     27,500  TELUS Corp.,
               Non-Voting, ADR ..................       557,547         713,281
    315,000  Verizon Communications .............    11,552,220      15,789,375
      8,000  XO Communications
               Inc., Cl. A+ .....................       190,813         142,500
                                                   ------------  --------------
                                                     80,901,999     114,827,915
                                                   ------------  --------------
             BROADCASTING -- 8.4%
     50,000  Ackerley Group Inc. ................       544,975         450,000
    336,192  Chris-Craft Industries Inc.+ .......     4,285,059      22,356,768
    592,897  Chris-Craft Industries Inc.,
               Cl. B+ (a) .......................     8,836,236      39,427,650

                                                                      MARKET
    SHARES                                              COST          VALUE
    ------                                              ----          -----
     16,666  Corus Entertainment Inc.,
               Cl. B+ ...........................  $     62,036  $      432,736
     37,500  Gray Communications
               Systems Inc. .....................       493,649         592,969
    138,000  Grupo Televisa SA, GDR+ ............     3,048,195       6,201,375
    200,000  Liberty Corp. ......................     8,528,905       8,137,500
      4,000  Nippon Broadcasting
               System Inc. ......................       161,709         151,313
     50,375  NRJ Groupe+ ........................       483,579       1,439,637
    120,700  Paxson Communications
               Corp., Cl. A+ ....................     1,213,574       1,440,856
     17,700  RTLGroup (New York) ................       775,136       1,454,034
    100,000  Television Broadcasting Ltd. .......       396,239         525,647
    245,009  United Television Inc. .............    24,632,336      28,421,044
                                                   ------------  --------------
                                                     53,461,628     111,031,529
                                                   ------------  --------------
             FINANCIAL SERVICES -- 8.0%
     26,000  Aegon NV ...........................       931,905       1,075,502
      4,100  Allianz AG .........................     1,413,422       1,547,402
    110,000  Allstate Corp. .....................     3,185,026       4,791,875
    185,000  American Express Co. ...............     7,235,905      10,163,438
     30,000  Argonaut Group Inc. ................       855,370         630,000
    175,000  Banca Intesa SpA ...................       702,532         841,204
     90,000  Banco Santander Central
               Hispano SA, ADR ..................       322,130         950,625
     84,000  Bank of Ireland, Dublin ............       427,242         832,003
     15,000  Bank of Ireland, London ............        98,369         149,135
     56,000  Bank of Scotland ...................       350,184         585,988
    105,000  Bank One Corp. .....................     3,677,074       3,845,625
    282,000  Bankgesellschaft Berlin AG .........     5,606,801       4,011,022
        260  Berkshire Hathaway Inc.,
               Cl. A+ ...........................       824,299      18,460,000
     90,000  Block (H&R) Inc. ...................     3,078,207       3,723,750
     50,000  Commerzbank AG, ADR ................     1,189,067       1,431,735
      6,000  Credit Suisse Group ................     1,215,336       1,140,389
    150,000  Deutsche Bank AG, ADR ..............     6,224,445      12,505,394
     15,000  Dun and Bradstreet Corp.+ ..........       210,630         388,125
    110,000  First Union Corp. ..................     3,576,539       3,059,375
     25,000  Hibernia Corp., Cl. A ..............       198,750         318,750
     20,000  Invik & Co. AB, Cl. B ..............       936,800       1,632,129
    100,000  Irish Life &
               Permanent plc, Dublin ............       781,432       1,239,274
     42,000  Lehman Brothers
               Holdings Inc. ....................     1,237,837       2,840,250
     64,000  Leucadia National Corp. ............     2,040,082       2,268,000
     60,000  Mellon Financial Corp. .............     1,898,845       2,951,250
    110,000  Midland Co. ........................     1,199,131       3,052,500
     30,000  Moody's Corp. ......................       666,995         770,625
     13,000  Morgan (J.P.) & Co. Inc. ...........     1,257,712       2,151,500
    100,000  Nikko Securities Co. Ltd. ..........     1,088,253         774,956
     50,000  Prudential plc .....................       754,035         804,411
    100,000  RAS SpA ............................     1,011,006       1,559,419
     60,000  Riggs National Corp. ...............       552,538         836,250
     15,000  Societe Generale, Cl. A ............       922,356         932,272
     40,000  State Street Corp. .................     1,417,370       4,968,400
     30,000  Stilwell Financial Inc.+ ...........       470,955       1,183,125
     20,000  SunTrust Banks Inc. ................       419,333       1,260,000
        510  Swiss Re ...........................       977,697       1,222,678
     38,000  T. Rowe Price Associates Inc. ......     1,273,500       1,606,094
     50,000  Unitrin Inc. .......................       817,863       2,031,250
     30,000  Waddell & Reed
               Financial Inc., Cl. A ............       426,563       1,128,750
                                                   ------------  --------------
                                                     61,473,536     105,664,470
                                                   ------------  --------------


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000


                                                                      MARKET
    SHARES                                              COST          VALUE
    ------                                              ----          -----

             COMMON STOCKS (CONTINUED)
             ENTERTAINMENT -- 7.7%
    160,000  Canal Plus, ADR+ ...................  $     34,010  $      114,768
    150,000  Disney (Walt) Co. ..................     2,962,007       4,340,625
    100,000  EMI Group plc, ADR .................     1,189,467       1,641,701
     25,000  Fox Entertainment Group Inc. .......       556,125         446,875
     50,000  GC Companies Inc.+ .................       634,643         100,000
     18,432  Gemstar-TV Guide
               International Inc.+ ..............       754,976         854,784
    150,940  Granada Compass plc+ ...............     1,567,534       1,642,579
     24,000  Liberty Livewire Corp.,
               Cl. A+ ...........................        93,109         184,500
  1,550,000  Liberty Media Group,
               Cl. A+ ...........................     5,490,808      21,021,875
    145,000  Publishing &
             Broadcasting Ltd. ..................       802,475       1,051,187
     10,000  Six Flags Inc. .....................       140,273         171,875
    285,000  Time Warner Inc. ...................     8,740,875      14,888,400
    600,000  USA Networks Inc.+ .................     5,774,817      11,662,500
    920,000  Viacom Inc., Cl. A+ ................    10,493,642      43,240,000
                                                   ------------  --------------
                                                     39,234,761     101,361,669
                                                   ------------  --------------
             EQUIPMENT AND SUPPLIES -- 6.5%
    100,000  AMETEK Inc. ........................     1,394,214       2,593,750
    129,500  Amphenol Corp., Cl. A+ .............     1,682,269       5,074,781
     10,000  Caterpillar Inc. ...................       136,559         473,125
     95,000  CIRCOR International Inc.+ .........       981,440         950,000
    107,000  CLARCOR Inc. .......................     1,347,205       2,213,562
    320,000  Deere & Co. ........................     3,134,721      14,660,000
    255,000  Donaldson Co. Inc. .................     1,676,029       7,092,187
    130,000  Flowserve Corp. ....................     2,065,746       2,778,750
      6,500  Franklin Electric Co. ..............       210,022         445,250
    105,000  Gerber Scientific Inc. .............     1,157,606         899,062
    298,000  IDEX Corp. .........................     1,935,965       9,871,250
     50,000  Ingersoll-Rand Co. .................     1,785,398       2,093,750
     20,000  Litton Industries Inc.+ ............     1,575,376       1,573,750
     52,500  Lufkin Industries Inc. .............       945,848         941,719
      1,000  Manitowoc Co. Inc. .................        25,450          29,000
    440,000  Navistar International Corp.+ ......     6,770,459      11,522,500
     20,000  PACCAR Inc. ........................       450,000         985,000
     84,500  Sequa Corp., Cl. A+ ................     3,371,578       3,073,687
     75,000  Sequa Corp., Cl. B+ ................     3,888,160       4,181,250
    170,000  SPS Technologies Inc.+ .............     2,963,443       9,318,125
        333  Sybron Dental
               Specialties Inc.+ ................         4,835           5,619
     29,000  THK Co. Ltd. .......................       785,970         619,615
     64,500  UCAR International Inc.+ ...........       907,176         628,875
    250,000  Watts Industries Inc., Cl. A .......     3,331,739       3,468,750
    100,000  Weir Group plc .....................       420,789         354,778
                                                   ------------  --------------
                                                     42,947,997      85,848,135
                                                   ------------  --------------
             CONSUMER PRODUCTS -- 6.2%
     70,000  Altadis SA .........................     1,030,995       1,084,364
    520,000  Carter-Wallace Inc. ................     7,306,938      17,355,000
     43,000  Christian Dior SA ..................     1,514,055       2,060,903
     45,000  Church & Dwight Co. Inc. ...........       460,073       1,001,250
      1,100  Compagnie Financiere
               Richemont AG, Cl. A ..............     1,550,184       2,942,610
     35,000  Department 56 Inc.+ ................       394,267         402,500
    285,601  Energizer Holdings Inc.+ ...........     4,325,114       6,104,721
    100,000  Fortune Brands Inc. ................     2,647,425       3,000,000
    250,000  Gallaher Group plc, ADR ............     4,342,521       6,156,250
    180,000  Gillette Co. .......................     5,930,830       6,502,500



                                                                      MARKET
    SHARES                                              COST          VALUE
    ------                                              ----          -----
    100,000  Harley Davidson Inc. ...............  $    251,225  $    3,975,000
     15,000  Matsushita Electric Industrial
               Co. Ltd., ADR ....................       178,325         350,625
     45,000  Mattel Inc. ........................       638,812         649,800
     25,000  Maytag Corp. .......................       768,336         807,812
     40,000  National Presto Industries Inc. ....     1,478,912       1,227,500
     10,500  Nintendo Co. Ltd. ..................       849,921       1,654,071
     20,000  Philip Morris Companies Inc. .......       600,935         880,000
    625,000  Ralston Purina Group ...............     7,675,184      16,328,125
    400,000  Shaw Industries Inc. ...............     7,483,804       7,575,000
      1,500  Swatch Group AG ....................       892,765       1,874,421
     10,425  Syratech Corp.+ ....................       333,704          76,884
                                                   ------------  --------------
                                                     50,654,325      82,009,336
                                                   ------------  --------------
             FOOD AND BEVERAGE -- 5.8%
     10,108  Advantica Restaurant Group
               Inc.+ ............................        14,358           6,318
     15,000  Coca-Cola Co. ......................       682,312         914,063
     50,000  Coca-Cola Enterprises Inc. .........       816,250         950,000
     85,000  Corn Products International
               Inc. .............................     2,477,587       2,470,313
    120,000  Diageo plc, ADR ....................     4,308,989       5,325,000
    160,000  General Mills Inc. .................     4,592,082       7,130,000
     20,000  Hain Celestial Group Inc.+ .........       267,663         650,000
     15,000  Heinz (H.J.) Co. ...................       569,556         711,563
     25,000  Interbrew SA+ ......................       719,153         871,247
     21,800  Keebler Foods Co. ..................       891,803         903,338
    270,000  Kellogg Co. ........................     7,515,822       7,087,500
     60,500  LVMH Moet Hennessy Louis
               Vuitton, ADR .....................       416,625         790,281
    650,000  Parmalat Finanziaria SpA ...........       746,557       1,052,679
    320,000  PepsiCo Inc. .......................     9,857,214      15,860,000
     95,000  Quaker Oats Co. ....................     3,913,465       9,250,625
     60,000  Ralcorp Holdings Inc.+ .............       940,903         982,500
     97,894  Tootsie Roll Industries Inc. .......     1,580,980       4,509,242
     15,000  Unilever NV, New York ..............       765,900         944,063
    491,595  Whitman Corp. ......................     6,499,114       8,049,868
     76,000  Wrigley (Wm.) Jr. Co. ..............     3,649,977       7,281,750
                                                   ------------  --------------
                                                     51,226,310      75,740,350
                                                   ------------  --------------
             PUBLISHING -- 5.3%
     11,000  Dow Jones & Co. Inc. ...............       546,341         622,875
    150,000  Harcourt General Inc. ..............     6,684,706       8,580,000
    646,000  Independent News & Media
               plc, Dublin ......................     1,428,821       1,758,830
     97,000  McGraw-Hill Companies Inc. .........     2,192,694       5,686,625
    400,000  Media General Inc., Cl. A ..........     9,832,031      14,560,000
    128,000  Meredith Corp. .....................     2,123,657       4,120,000
    115,000  New York Times Co., Cl. A ..........       790,115       4,607,188
    145,000  News Corp. Ltd. ....................       796,385       1,127,970
      5,000  News Corp. Ltd., ADR ...............        54,120         161,250
     82,727  Pearson plc ........................     1,125,679       1,964,884
    400,000  Penton Media Inc. ..................     4,849,118      10,750,000
     50,000  PRIMEDIA Inc.+ .....................       596,143         596,875
     27,000  Pulitzer Inc. ......................     1,189,663       1,264,950
    160,000  Reader's Digest Association
               Inc., Cl. B ......................     4,110,972       5,600,000
     50,000  Schibsted ASA ......................       906,930         615,183
     91,842  Seat-Pagine Gialle SpA .............       204,007         204,785
    400,000  South China Morning
               Post Holdings ....................       273,726         297,439
     75,000  Thomas Nelson Inc. .................       908,325         525,000
    160,000  Tribune Co. ........................     5,390,834       6,760,000
                                                   ------------  --------------
                                                     44,004,267      69,803,854
                                                   ------------  --------------


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000


                                                                      MARKET
    SHARES                                              COST          VALUE
    ------                                              ----          -----

             COMMON STOCKS (CONTINUED)
             WIRELESS COMMUNICATIONS -- 5.1%
     60,000  AT&T Wireless Group+ ...............  $  1,393,518  $    1,038,750
     12,500  Leap Wireless
               International Inc.+ ..............       364,116         312,500
     25,000  Nextel Communications
               Inc., Cl. A+ .....................       432,881         618,750
     40,000  Rogers Wireless
               Communications
               Inc., Cl. B+ .....................       935,018         707,500
    220,000  Sprint Corp. (PCS Group)+ ..........       287,077       4,496,250
     16,700  Tele Celular Sul
               Participacoes SA, ADR ............       266,992         436,288
     55,666  Tele Centro Oeste Celular
               Participacoes SA, ADR ............       166,868         539,264
      3,340  Tele Leste Celular
               Participacoes SA, ADR ............        89,340         115,230
      8,350  Tele Nordeste Celular
               Participacoes SA, ADR ............       123,227         345,481
      3,340  Tele Norte Celular
               Participacoes SA, ADR ............        51,601         112,725
  1,200,000  Telecom Italia Mobile SpA ..........     1,113,354       9,576,206
      8,350  Telemig Celular
               Participacoes SA, ADR ............       241,320         496,825
    450,000  Telephone & Data
               Systems Inc. .....................    11,087,191      40,500,000
     66,800  Telesp Celular
               Participacoes SA, ADR ............     2,135,936       1,803,600
    623,888  Vodafone Group plc .................       982,115       2,287,971
    100,000  Vodafone Group plc, ADR ............       927,768       3,581,250
      1,955  VoiceStream Wireless Corp.+ ........       165,750         196,722
                                                   ------------  --------------
                                                     20,764,072      67,165,312
                                                   ------------  --------------
             CABLE -- 4.0%
    515,000  Cablevision Systems Corp.,
               Cl. A+ ...........................     5,762,799      43,742,812
     40,000  Comcast Corp., Cl. A ...............       341,837       1,652,500
     90,000  Comcast Corp., Cl. A,
               Special ..........................       797,342       3,757,500
     42,625  NTL Inc.+ ..........................     1,454,341       1,020,336
     20,000  Shaw Communications Inc.,
               Cl. B ............................        52,983         466,042
     80,000  Shaw Communications Inc.,
               Cl. B, Non-Voting+ ...............       329,198       1,840,000
     60,000  UnitedGlobalCom Inc.,
               Cl. A+ ...........................     1,899,678         817,500
                                                   ------------  --------------
                                                     10,638,178      53,296,690
                                                   ------------  --------------
             ENERGY AND UTILITIES -- 3.4%
     73,400  AGL Resources Inc. .................     1,322,958       1,619,388
     34,000  Apache Corp. .......................       844,013       2,382,125
    120,000  BP Amoco plc .......................       725,215         967,982
    248,800  BP Amoco plc, ADR ..................     5,313,984      11,911,300
    110,000  Burlington Resources Inc. ..........     4,698,198       5,555,000
    150,000  Conoco Inc., Cl. A .................     3,397,784       4,293,750
    400,000  El Paso Electric Co.+ ..............     3,236,625       5,280,000
     20,000  Energy East Corp. ..................       429,788         393,750
     55,000  Halliburton Co. ....................     1,201,188       1,993,750
    100,000  MCN Energy Group Inc. ..............     2,410,180       2,768,750
    210,000  Niagara Mohawk
               Holdings Inc. ....................     3,101,421       3,504,375
    100,000  NiSource Inc.+ .....................       200,000         275,000
     50,000  Northeast Utilities ................     1,024,375       1,212,500
     75,000  Pennzoil-Quaker State Co.+ .........     1,373,582         965,625
    100,000  Progress Energy Inc. ...............        52,000          45,000
      2,900  SJW Corp. ..........................       345,316         295,800

                                                                      MARKET
    SHARES                                              COST          VALUE
    ------                                              ----          -----

     14,000  Southwest Gas Corp. ................  $    289,625  $      306,250
     15,000  St. Joseph Light &
               Power Co. ........................       310,677         367,500
      4,907  Total Fina Elf SA ..................       655,890         729,734
                                                   ------------  --------------
                                                     30,932,819      44,867,579
                                                   ------------  --------------
             DIVERSIFIED INDUSTRIAL -- 3.0%
    195,000  Ampco-Pittsburgh Corp. .............     2,627,873       2,340,000
     50,000  Cooper Industries Inc. .............     1,799,362       2,296,875
    150,000  Crane Co. ..........................     1,879,227       4,265,625
    102,000  GATX Corp. .........................     1,533,375       5,087,250
    150,000  GenTek Inc. ........................     1,491,896       2,475,000
     93,000  Honeywell Inc. .....................     3,167,790       4,400,062
    142,500  ITT Industries Inc.+ ...............     4,378,799       5,521,875
    390,000  Lamson & Sessions Co.+ .............     2,415,785       4,095,000
    130,000  National Service Industries
               Inc. .............................     2,956,716       3,339,375
     78,715  Park-Ohio Holdings Corp.+ ..........       993,487         383,736
     12,420  Smith Industries plc ...............       223,040         149,908
     82,000  Swire Pacific Ltd., Cl. A ..........       553,597         591,353
     75,000  Thomas Industries Inc. .............       769,882       1,743,750
     50,000  Trinity Industries Inc. ............       945,000       1,250,000
     25,000  Tyco International Ltd. ............       796,965       1,387,500
                                                   ------------  --------------
                                                     26,532,794      39,327,309
                                                   ------------  --------------
             HEALTH CARE -- 2.3%
     40,000  American Home
               Products Corp. ...................     1,929,781       2,542,000
     60,000  Amgen Inc.+ ........................       256,894       3,836,250
      1,000  Apogent Technologies Inc.+ .........        20,960          20,500
     10,000  AstraZeneca plc, London ............       385,298         504,158
     35,146  AstraZeneca plc,
               Stockholm ........................     1,255,532       1,750,683
     10,000  Aventis SA .........................       748,895         877,819
     26,000  Biogen Inc.+ .......................       181,025       1,561,625
     75,036  GlaxoSmithKline plc+ ...............     1,817,378       2,116,236
      4,000  GlaxoSmithKline plc, ADR ...........       216,096         224,000
     56,011  Invitrogen Corp.+ ..................     2,678,982       4,837,950
      1,150  Novartis AG ........................     1,431,247       2,033,169
    108,000  Novartis AG, Registered ............       948,510       4,833,000
     45,000  Pfizer Inc. ........................       240,750       2,070,000
        140  Roche Holding AG ...................     1,332,861       1,426,350
     20,000  Sanofi Synthelabo SA ...............       967,750       1,333,158
     14,000  Takeda Chemical
               Industries Ltd. ..................       809,212         828,721
                                                   ------------  --------------
                                                     15,221,171      30,795,619
                                                   ------------  --------------
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.1%
     13,000  ArvinMeritor Inc. ..................       273,635         147,875
     25,802  Borg-Warner Automotive
               Inc. .............................     1,143,687       1,032,080
     34,161  Dana Corp. .........................       726,835         523,090
     75,000  Delphi Automotive
               Systems Corp.+ ...................       835,469         843,750
    260,000  GenCorp Inc. .......................     2,470,673       2,502,500
    200,000  Genuine Parts Co. ..................     5,117,042       5,237,500
    117,000  Johnson Controls Inc. ..............     2,017,008       6,084,000
     70,000  Midas Inc. .........................     1,119,036         835,625
    330,000  Modine Manufacturing Co. ...........     4,284,009       6,847,500
     80,000  Scheib (Earl) Inc.+ ................       749,281         195,000
    163,000  Standard Motor Products Inc. .......     1,748,388       1,202,125
     70,000  Superior Industries
               International Inc. ...............     1,819,682       2,209,375
    105,000  TransPro Inc. ......................       936,808         269,062
                                                   ------------  --------------
                                                     23,241,553      27,929,482
                                                   ------------  --------------


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000


                                                                      MARKET
    SHARES                                              COST          VALUE
    ------                                              ----          -----

             COMMON STOCKS (CONTINUED)
             BUSINESS SERVICES -- 2.0%
    100,000  ACNielsen Corp.+ ...................  $  3,630,000  $    3,625,000
     60,000  ANC Rental Corp.+ ..................       578,273         210,000
    120,000  Cendant Corp.+ .....................     2,177,158       1,155,000
      1,000  CheckFree Corp.+ ...................         9,040          43,062
    100,000  Landauer Inc. ......................       647,252       1,825,000
     58,500  Nashua Corp.+ ......................       548,437         259,740
     10,833  Reuters Holdings plc, ADR ..........       815,788       1,067,050
     13,000  Secom Co. Ltd. .....................       813,097         848,073
    250,000  Securicor Group plc ................             0         571,378
      3,500  SYNAVANT Inc.+ .....................        27,506          16,406
     30,900  Vivendi Universal SA ...............     2,117,043       2,033,620
    220,000  Vivendi Universal SA, ADR ..........     9,410,390      14,368,750
                                                   ------------  --------------
                                                     20,773,984      26,023,079
                                                   ------------  --------------
             PAPER AND FOREST PRODUCTS -- 1.9%
    260,000  Greif Bros. Corp., Cl. A ...........     4,845,131       7,410,000
      3,400  Greif Bros. Corp., Cl. B ...........        69,824          91,800
    195,000  Pactiv Corp.+ ......................     2,055,445       2,413,125
     25,000  Sealed Air Corp.+ ..................       748,750         762,500
    253,000  St. Joe Co. ........................     1,873,208       5,566,000
    100,000  Westvaco Corp. .....................     2,732,434       2,918,750
    122,200  Willamette Industries Inc. .........     5,612,565       5,735,763
                                                   ------------  --------------
                                                     17,937,357      24,897,938
                                                   ------------  --------------
             HOTELS AND GAMING -- 1.7%
    120,000  Aztar Corp.+ .......................       843,207       1,552,500
     90,000  Boca Resorts Inc., Cl. A+ ..........       787,000       1,293,750
    234,500  Gaylord Entertainment Co. ..........     6,082,795       4,895,188
      5,000  GTECH Holdings Corp.+ ..............        86,269         102,813
  1,045,000  Hilton Group plc ...................     3,273,995       3,262,534
    563,000  Hilton Hotels Corp. ................     6,189,127       5,911,500
      5,000  MGM Mirage .........................        97,035         140,938
    430,000  Park Place
               Entertainment Corp.+ .............     2,424,893       5,133,125
                                                   ------------  --------------
                                                     19,784,321      22,292,348
                                                   ------------  --------------
             RETAIL -- 1.6%
    220,100  Albertson's Inc. ...................     6,226,408       5,832,650
    286,000  AutoNation Inc.+ ...................     3,254,803       1,716,000
     16,000  Coldwater Creek Inc.+ ..............       300,359         497,000
     45,000  Delhaize America Inc.,
               Cl. A ............................     1,071,255         795,938
    100,000  Lillian Vernon Corp. ...............     1,362,258         700,000
    350,000  Neiman Marcus Group
               Inc., Cl. B.+ ....................     8,521,973      11,593,750
                                                   ------------  --------------
                                                     20,737,056      21,135,338
                                                   ------------  --------------
             SPECIALTY CHEMICALS -- 1.4%
      5,400  Ciba Specialty Chemicals,
               ADR+ (b) .........................        21,140         159,560
     10,000  du Pont de Nemours
               (E.I.) & Co. .....................       327,500         483,125
    315,000  Ferro Corp. ........................     5,692,776       7,245,000
     12,000  Fuller (H.B.) Co. ..................       457,469         473,438
    130,000  General Chemical
               Group Inc. .......................       367,869         130,000
    210,000  Omnova Solutions Inc. ..............     1,767,940       1,260,000
    220,000  Rohm & Haas Co. ....................     6,947,543       7,988,750
          1  Syngenta AG+ .......................             6              53
     11,697  Syngenta AG, ADR+ ..................        22,129         127,936
                                                   ------------  --------------
                                                     15,604,372      17,867,862
                                                   ------------  --------------

                                                                      MARKET
    SHARES                                              COST          VALUE
    ------                                              ----          -----
             AGRICULTURE -- 1.2%
  1,000,000  Archer-Daniels-Midland
               Co. ..............................  $ 13,728,377  $   15,000,000
      5,000  Delta & Pine Land Co. ..............        84,396         104,687
                                                   ------------  --------------
                                                     13,812,773      15,104,687
                                                   ------------  --------------
             REAL ESTATE -- 1.0%
    450,000  Catellus Development
               Corp.+ ...........................     6,751,839       7,875,000
     75,000  Cheung Kong (Holdings) Ltd. ........       871,487         959,146
     44,000  Florida East Coast
               Industries Inc., Cl. A ...........       523,108       1,578,500
     58,452  Florida East Coast
               Industries Inc., Cl. B ...........       964,986       1,998,311
     55,000  Griffin Land &
               Nurseries Inc.+ ..................       513,143         632,500
      4,753  HomeFed Corp.+ .....................           851           4,040
                                                   ------------  --------------
                                                      9,625,414      13,047,497
                                                   ------------  --------------
             ENVIRONMENTAL SERVICES -- 0.8%
     60,000  Republic Services Inc.+ ............       783,447       1,031,250
    360,000  Waste Management Inc. ..............     6,733,942       9,990,000
                                                   ------------  --------------
                                                      7,517,389      11,021,250
                                                   ------------  --------------
             CONSUMER SERVICES -- 0.8%
     40,000  Loewen Group Inc. ..................        48,700           1,240
    510,000  Rollins Inc. .......................     5,737,037      10,231,875
                                                   ------------  --------------
                                                      5,785,737      10,233,115
                                                   ------------  --------------
             AEROSPACE -- 0.8%
    100,000  BAE Systems plc ....................       638,350         570,632
    100,000  Lockheed Martin Corp. ..............     2,641,248       3,395,000
     75,000  Northrop Grumman Corp. .............     4,812,089       6,225,000
                                                   ------------  --------------
                                                      8,091,687      10,190,632
                                                   ------------  --------------
             COMMUNICATIONS EQUIPMENT -- 0.8%
     68,000  Acterna Corp.+ .....................       245,121         918,000
    290,000  Allen Telecom Inc.+ ................     2,191,166       5,201,875
     40,000  Lucent Technologies Inc. ...........       415,799         540,000
     40,000  Motorola Inc. ......................       467,603         810,000
     22,000  Nokia Corp., Cl. A, ADR ............       627,321         957,000
     44,000  Scientific-Atlanta Inc. ............       355,750       1,432,750
                                                   ------------  --------------
                                                      4,302,760       9,859,625
                                                   ------------  --------------
             ELECTRONICS -- 0.7%
     38,000  Fujitsu Ltd. .......................     1,155,689         560,350
      3,000  Hitachi Ltd., ADR ..................       218,796         259,687
      4,000  Molex Inc., Cl. A ..................       151,563         101,750
      1,500  NEC Corp., ADR .....................        43,625         135,375
     16,640  Philips Electronics NV .............       691,118         609,584
     38,800  Philips Electronics NV, ADR ........        53,456       1,406,500
      2,000  Rohm Co. Ltd. ......................       598,271         380,035
     16,000  Sony Corp. .........................     1,305,897       1,106,830
     32,000  Sony Corp., ADR ....................       828,824       2,232,000
     42,000  Stanley Electric Co. Ltd. ..........       508,025         382,487
    112,000  Thomas & Betts Corp. ...............     1,856,485       1,813,000
                                                   ------------  --------------
                                                      7,411,749       8,987,598
                                                   ------------  --------------
             AUTOMOTIVE -- 0.6%
     10,000  Ford Motor Co. .....................       309,640         234,375
    157,942  General Motors Corp. ...............     4,799,093       8,045,171
                                                   ------------  --------------
                                                      5,108,733       8,279,546
                                                   ------------  --------------


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000


                                                                      MARKET
    SHARES                                              COST          VALUE
    ------                                              ----          -----

             COMMON STOCKS (CONTINUED)
             AVIATION: PARTS AND SERVICES -- 0.5%
    100,000  Curtiss-Wright Corp. ...............  $  2,491,103  $    4,650,000
    110,000  Fairchild Corp., Cl. A+ ............     1,442,877         605,000
     44,000  Precision Castparts Corp. ..........       729,212       1,850,750
                                                   ------------  --------------
                                                      4,663,192       7,105,750
                                                   ------------  --------------
             BUILDING AND CONSTRUCTION -- 0.5%
     90,000  CRH plc ............................     1,150,986       1,674,709
     32,222  Huttig Building
               Products Inc.+ ...................        81,163         132,916
     15,000  Martin Marietta
             Materials Inc. .....................       322,687         634,500
    150,000  Nortek Inc.+ .......................     1,988,594       3,553,125
      5,000  Nortek Inc.,
               Special Common+ (a) ..............        72,155         118,437
                                                   ------------  --------------
                                                      3,615,585       6,113,687
                                                   ------------  --------------
             SATELLITE -- 0.4%
    176,323  General Motors Corp.,
               Cl. H+ ...........................     2,476,689       4,055,429
    340,000  Liberty Satellite &
               Technology Inc., Cl. A+ ..........       900,012       1,073,125
    140,000  Loral Space &
               Communications Ltd.+ .............     1,569,687         446,250
                                                   ------------  --------------
                                                      4,946,388       5,574,804
                                                   ------------  --------------
             TRANSPORTATION -- 0.3%
     73,000  AMR Corp.+ .........................     1,415,510       2,860,688
      7,500  Kansas City Southern
               Industries Inc. ..................        13,986          75,938
     31,273  MIF Ltd.+ ..........................       449,997         400,730
     45,000  Ryder System Inc. ..................     1,044,066         748,125
                                                   ------------  --------------
                                                      2,923,559       4,085,481
                                                   ------------  --------------
             CLOSED END FUNDS -- 0.3%
     59,000  Central European Equity
               Fund Inc. ........................       740,735         763,312
     70,000  Dresdner RCM
               Europe Fund Inc. .................       512,662         799,400
     25,000  France Growth Fund Inc. ............       246,844         262,500
     40,250  Italy Fund Inc. ....................       360,845         430,172
     68,000  New Germany Fund Inc. ..............       750,658         603,500
     45,942  Royce Value Trust Inc. .............       519,501         663,288
                                                   ------------  --------------
                                                      3,131,245       3,522,172
                                                   ------------  --------------
             COMPUTER SOFTWARE AND SERVICES -- 0.2%
     10,000  Capcom Co. Ltd. ....................       409,362         343,257
     40,000  Computer Associates
               International Inc. ...............     1,131,704         780,000
    160,000  Genuity Inc.+ ......................       884,995         810,000
      3,300  Obic Co. Ltd. ......................       419,600         681,672
     60,000  Tyler Technologies Inc. ............       286,613         101,250
                                                   ------------  --------------
                                                      3,132,274       2,716,179
                                                   ------------  --------------
             METALS AND MINING -- 0.1%
     72,500  Harmony Gold Mining Co.
               Ltd. .............................       347,738         337,598
     12,500  Harmony Gold Mining Co.
               Ltd., ADR ........................        77,344          58,594
     70,000  Newmont Mining Corp. ...............     1,527,982       1,194,375
     25,000  Placer Dome Inc. ...................       272,669         240,625
                                                   ------------  --------------
                                                      2,225,733       1,831,192
                                                   ------------  --------------


                                                                      MARKET
    SHARES                                              COST          VALUE
    ------                                              ----          -----
             COMPUTER HARDWARE -- 0.1%
     44,000  Hewlett-Packard Co. ................  $  1,792,291  $    1,388,750
     15,000  Xerox Corp. ........................       183,563          69,375
                                                   ------------  --------------
                                                      1,975,854       1,458,125
                                                   ------------  --------------
             EDUCATIONAL SERVICES -- 0.0%
     10,000  Benesse Corp. ......................     1,029,239         371,278
                                                   ------------  --------------
             TOTAL COMMON
               STOCKS ...........................   735,371,811   1,241,388,432
                                                   ------------  --------------
             PREFERRED STOCKS -- 0.2%
             PUBLISHING -- 0.1%
     42,000  News Corp. Ltd., Pfd., ADR .........       634,176       1,220,625
                                                   ------------  --------------
             BROADCASTING -- 0.1%
     40,000  ProSieben Sat.1 Media
               AG, Pfd. .........................       568,909       1,182,943
                                                   ------------  --------------
             TELECOMMUNICATIONS -- 0.0%
     15,000  Citizens Communications Co.,
               5.00% Cv. Pfd. ...................       772,625         795,000
                                                   ------------  --------------
             WIRELESS COMMUNICATIONS -- 0.0%
 10,760,547  Telesp Celular
               Participacoes SA, Pfd.+ ..........        82,623         113,400
                                                   ------------  --------------
             TOTAL PREFERRED
               STOCKS ...........................     2,058,333       3,311,968
                                                   ------------  --------------
  PRINCIPAL
   AMOUNT
  ---------
             CORPORATE BONDS -- 0.2%
             AVIATION: PARTS AND SERVICES -- 0.1%
$ 1,000,000  Kaman Corp.,
               Sub. Deb. Cv.
               6.00%, 03/15/12 ..................       942,411         913,750
                                                   ------------  --------------
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
  1,500,000  Standard Motor Products Inc.,
               Sub. Deb. Cv.
               6.75%, 07/15/09 ..................     1,425,781         708,750
                                                   ------------  --------------
             PUBLISHING -- 0.0%
    200,000  News America Holdings Inc.,
               Sub. Deb. Cv.
               Zero Coupon, 03/31/02 ............       181,981         282,652
                                                   ------------  --------------
             HOTELS AND GAMING -- 0.0%
    200,000  Hilton Hotels Corp.,
               Sub. Deb. Cv.
               5.00%, 05/15/06 ..................       158,236         170,250
                                                   ------------  --------------
             CONSUMER PRODUCTS -- 0.0%
  1,000,000  Pillowtex Corp.,
               Sub. Deb. Cv.
               6.00%, 03/15/12+ .................       402,850           2,500
                                                   ------------  --------------
             TOTAL CORPORATE
               BONDS ............................     3,111,259       2,077,902
                                                   ------------  --------------
   SHARES
  -------
             WARRANTS -- 0.0%
             FOOD AND BEVERAGE -- 0.0%
     62,463  Advantica Restaurant
               Group Inc.,
               expire 01/07/05+ .................       105,603           1,952
                                                   ------------  --------------


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000


   PRINCIPAL                                                          MARKET
    AMOUNT                                              COST          VALUE
    ------                                              ----          -----

             U.S. GOVERNMENT OBLIGATIONS -- 3.6%
$48,000,000  U.S. Treasury Bills,
               5.47% to 6.37%++,
               due 02/01/01 to 05/24/01(c) ......  $ 47,497,065  $   47,498,663
                                                   ------------  --------------
             REPURCHASE AGREEMENTS -- 1.5%
 19,762,000  Agreement with State Street
               Bank & Trust Co., 5.95%, dated
               12/29/00, due 01/02/01, proceeds
               at maturity $19,775,065 (d) ......    19,762,000      19,762,000
                                                   ------------  --------------
  TOTAL INVESTMENTS -- 99.7% ....................  $807,906,071   1,314,040,917
                                                   ============
  OTHER ASSETS, LIABILITIES,
    AND LIQUIDATION VALUE
    OF CUMULATIVE PREFERRED STOCK -- (9.9)% ...................    (130,000,003)
                                                                 --------------
  NET ASSETS - COMMON STOCK -- 89.8%
    (108,688,410 common shares outstanding) ...................   1,184,040,914
                                                                 --------------
  NET ASSETS - PREFERRED STOCK -- 10.2%
    (5,368,900 preferred shares outstanding) ..................     134,222,500
                                                                 --------------
  TOTAL NET ASSETS -- 100.0% ..................................  $1,318,263,414
                                                                 ==============

  NET ASSET VALUE PER COMMON SHARE
    ($1,184,040,914 / 108,688,410 shares outstanding)                    $10.89
                                                                         ======

  PRINCIPAL                                         SETTLEMENT     UNREALIZED
   AMOUNT                                              DATE       APPRECIATION
  ---------                                         ----------    ------------
  FORWARD FOREIGN EXCHANGE CONTRACTS
6,627,720(e) Deliver Hong Kong Dollars
               in exchange for
               USD 851,441 .....................      08/03/01           $2,559
                                                                         ======
  NUMBER OF
  CONTRACTS
  ---------
  FUTURES CONTRACTS -- SHORT POSITION
        310  S&P 500 Index Futures
               03/15/01 .........................                    $2,257,126
                                                                     ==========

                                                EXPIRATION DATE/       MARKET
                                                 EXERCISE PRICE        VALUE
                                                ----------------       ------
  WRITTEN CALL OPTIONS -- SHORT POSITION
     250     Tyco International Ltd.               Jan. 01/40          $406,250
                                                                       ========
-------------------

             For Federal tax purposes:
             Aggregate cost ...................................    $810,087,798
                                                                   ============
             Gross unrealized appreciation ....................    $536,753,798
             Gross unrealized depreciation ....................     (32,800,679)
                                                                   ------------
             Net unrealized appreciation ......................    $503,953,119
                                                                   ============
-------------------

  (a) Security fair valued under procedures established by the Board of Directors.
  (b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the market value of Rule 144A securities amounted to $159,560 or 0.0% of total net assets.
  (c) At December 31, 2000, $6,500,000 of the principal amount was pledged as collateral for futures contracts.
  (d) Collateralized by U.S. Treasury Note, 4.75%, due 11/15/08, market value $20,162,085.
  (e) Principal amount denoted in Hong Kong Dollars.
    + Non-income producing security.
   ++ Represents annualized yield at date of purchase.
ADR - American Depositary Receipt
BDR - Brazilian Depositary Receipt
USD - United States Dollars
GDR - Global Depositary Receipt

                                                        % OF
                                                       MARKET         MARKET
                                                        VALUE          VALUE
                                                       ------         ------
       GEOGRAPHIC DIVERSIFICATION

       United States ............................       82.0%    $1,077,626,331
       Latin America ............................        1.7         22,719,757
       Europe ...................................       13.2        173,321,221
       South Africa .............................        0.1          1,778,067
       Asia/Pacific Rim .........................        1.8         23,286,621
       Canada ...................................        1.2         15,308,920
                                                       -----     --------------
       Total Investments ........................      100.0%    $1,314,040,917
                                                       =====     ==============

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000

ASSETS:
  Investments, at value (Cost $807,906,071) .......   $1,314,040,917
  Cash and foreign currency, at value
     (Cost $455,581) ..............................          458,320
  Segregated cash held at broker ..................          417,375
  Dividends and interest receivable ...............        1,095,980
  Receivable for investments sold .................        7,420,204
  Variation margin ................................        1,410,500
  Unrealized appreciation on forward foreign
     exchange contracts ...........................            2,559
  Other assets ....................................           46,092
                                                      --------------
  TOTAL ASSETS ....................................    1,324,891,947
                                                      --------------
LIABILITIES:
  Options written (premium received $417,375) .....          406,250
  Payable for investments purchased ...............        4,523,664
  Dividends payable ...............................          165,751
  Payable for cumulative preferred stock repurchased         115,538
  Payable for investment advisory fees ............          993,913
  Payable to custodian ............................           35,200
  Other accrued expenses and liabilities ..........          388,217
                                                      --------------
  TOTAL LIABILITIES ...............................        6,628,533
                                                      --------------
  NET ASSETS ......................................   $1,318,263,414
                                                      ==============
NET ASSETS CONSIST OF:
  Cumulative Preferred Stock (7.25%, $25.00
     liquidation value, $0.001 par value,
     8,000,000 shares authorized with 5,368,900
     shares issued and outstanding) ...............   $  134,222,500
   Capital stock, at par value ....................          108,688
   Additional paid-in capital .....................      677,156,930
   Distributions in excess of net realized gain on
      investments, futures contracts and
      foreign currency transactions ...............       (1,633,207)
   Net unrealized appreciation on investments,
      futures contracts and foreign currency
      transactions ................................      508,408,503
                                                      --------------
   TOTAL NET ASSETS ...............................   $1,318,263,414
                                                      ==============
   NET ASSET VALUE PER COMMON SHARE
      ($1,184,040,914 / 108,688,410 shares
      outstanding; 192,000,000 shares
      authorized of $0.001 par value) .............           $10.89
                                                              ======

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $205,950) ....    $  15,789,185
  Interest ........................................        4,426,192
                                                       -------------
  TOTAL INVESTMENT INCOME .........................       20,215,377
                                                       -------------
EXPENSES:
  Investment advisory fees ........................       13,085,773
  Legal and audit fees ............................          422,907
  Shareholder communications expenses .............          402,413
  Shareholder services fees .......................          333,890
  Payroll .........................................          151,858
  Custodian fees ..................................          137,755
  Directors' fees .................................          134,295
  Miscellaneous expenses ..........................          144,892
                                                       -------------
  TOTAL EXPENSES ..................................       14,813,783
                                                       -------------
  LESS:  CUSTODIAN FEE CREDIT .....................          (51,753)
                                                       -------------
  NET EXPENSES ....................................       14,762,030
                                                       -------------
  NET INVESTMENT INCOME ...........................        5,453,347
                                                       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on investments ................      127,128,637
  Net realized loss on foreign currency transactions        (228,175)
  Net realized gain on options ....................           17,450
  Net realized gain on futures contracts ..........       12,866,875
                                                       -------------
  Net realized gain on investments, futures
     contracts and foreign currency transactions ..      139,784,787
                                                       -------------
  Net change in unrealized appreciation on
     investments, futures contracts and foreign
     currency transactions ........................     (193,936,839)
                                                       -------------
  NET REALIZED AND UNREALIZED LOSS
     ON INVESTMENTS, FUTURES CONTRACTS
     AND FOREIGN CURRENCY TRANSACTIONS ............      (54,152,052)

  NET DECREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ..............................    $ (48,698,705)
                                                       =============


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                            YEAR ENDED           YEAR ENDED
                                                                                        DECEMBER 31, 2000    DECEMBER 31, 1999
                                                                                        -----------------    -----------------
OPERATIONS:
   Net investment income .............................................................    $    5,453,347       $    4,337,238
   Net realized gain on investments, futures contracts and foreign currency transactions     139,784,787          133,912,661
   Net change in unrealized appreciation (depreciation) on investments, futures contracts
      and foreign currency transactions ..............................................      (193,936,839)         212,400,838
                                                                                          --------------       --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................       (48,698,705)         350,650,737
                                                                                          --------------       --------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income .............................................................        (4,400,558)          (3,195,371)(a)
   Net realized gain on investments, futures contracts and foreign currency transactions    (133,922,564)        (128,585,766)(a)
   In excess of net realized gain on investments,
      futures contracts and foreign currency transactions ............................        (2,381,208)                  --
   Paid-in capital ...................................................................                --          (72,433,677)(a)
                                                                                          --------------       --------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ..................................      (140,704,330)        (204,214,814)
                                                                                          --------------       --------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income .............................................................          (304,788)            (235,810)
   Net realized gain on investments, futures contracts and foreign currency transactions      (9,440,571)          (9,545,528)
                                                                                          --------------       --------------
   TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS ...............................        (9,745,359)          (9,781,338)
                                                                                          --------------       --------------
TRUST SHARE TRANSACTIONS:
   Net increase in net assets from Equity Trust share transactions ...................        14,165,101           15,103,360
   Net decrease from repurchase of preferred stock ...................................          (394,388)            (306,572)
                                                                                          --------------       --------------
   NET INCREASE (DECREASE) IN NET ASSETS .............................................      (185,377,681)         151,451,373
NET ASSETS:
   Beginning of period ...............................................................     1,503,641,095        1,352,189,722
                                                                                          --------------       --------------
   End of period .....................................................................    $1,318,263,414       $1,503,641,095
                                                                                          ==============       ==============

(a) A distribution of $79,587,260 for The Gabelli Utility Trust spin-off from net investment income, realized short-term gains, realized long-term gains, and paid-in-capital were $1,091,937, $7,908,851, $36,310,892 and
    $34,275,580, respectively.

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Equity Trust Inc. ("Equity Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital. The Equity Trust had no operations until August 11, 1986, when it sold 10,696 shares of common stock to Gabelli Funds, LLC (the "Adviser") for $100,008. Investment operations commenced on August 21, 1986.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Equity Trust in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

      REPURCHASE AGREEMENTS. The Equity Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Equity Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Equity Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Equity Trust's holding period. The Equity Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Equity Trust in each agreement. The Equity Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Equity Trust may be delayed or limited.

      OPTIONS. The Equity Trust may purchase or write call or put options on securities or indices. As a writer of call options, the Equity Trust receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Equity Trust would incur a loss if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. The Equity Trust would realize a gain, to the extent of the premium, if the price of the financial instrument decreases between those dates.

      As a purchaser of put options, the Equity Trust pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Equity Trust would realize a gain upon sale or exercise. If the price of the underlying security increases, the Equity Trust would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


      The option activity for Equity Trust for the year ended December 31, 2000 was as follows:

                                                    NUMBER OF
                                                    CONTRACTS     PREMIUMS
                                                    ---------     --------
Call options outstanding at December 31, 1999 .....     --              --
Call options written during the period ............    300        $439,975
Call options expired during the period ............     --              --
Call options closed during the period .............    (50)        (22,600)
                                                       ---        --------
Call options outstanding at December 31, 2000 .....    250        $417,375
                                                       ===        ========

      FUTURES CONTRACTS. The Equity Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Equity Trust's investments. Upon entering into a futures contract, the Equity Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Equity Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments and futures contracts. The Equity Trust recognizes a realized gain or loss when the contract is closed.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Equity Trust may not be able to enter into a closing transaction because of an illiquid secondary market.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Equity Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Equity Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Equity Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Equity Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      FOREIGN CURRENCY TRANSLATION. The books and records of the Equity Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Equity Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Equity Trust, timing differences and differing characterization of distributions made by the Equity Trust. Distributions to shareholders of the Equity Trust's 7.25% Tax Advantaged Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis and are determined as described in Note 5.

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      For the year ended December 31, 2000, reclassifications were made to decrease accumulated undistributed net investment income for $748,001 with an offsetting adjustment to distributions in excess of net realized gain on investments, futures contracts and foreign currency transactions.

      PROVISION FOR INCOME TAXES. The Equity Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      Dividends and interest from non-U.S. sources received by the Equity Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Equity Trust intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Equity Trust's total net assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Equity Trust is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Equity Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Equity Trust will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Equity Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Equity Trust's portfolio and oversees the administration of all aspects of the Equity Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Equity Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock. For the year ended December 31, 2000, the Equity Trust's total return on the net asset value of the common shares did not exceed the stated dividend rate of the Cumulative Preferred Stock. Thus, such management fees were not earned on the incremental assets.

      During the year ended December 31, 2000, Gabelli & Company, Inc. and its affiliates received $586,533 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Equity Trust.

4.  PORTFOLIO  SECURITIES.   Cost  of  purchases  and  proceeds  from  sales  of
securities, other than short-term securities, for the year ended December 31, 2000 aggregated $438,895,782 and $582,615,174, respectively.

5. CAPITAL. The Articles of Incorporation, dated May 19, 1986, permit the Equity Trust to issue 200,000,000 shares of common stock (par value $0.001).

      Transactions in capital stock were as follows:

                                                YEAR ENDED                      YEAR ENDED
                                            DECEMBER 31, 2000                DECEMBER 31, 1999
                                         -----------------------          -----------------------
                                           Shares      Amount              Shares        Amount
                                         ---------   -----------          ---------   -----------
Shares issued upon reinvestment
  of dividends and distributions .....   1,311,793   $14,165,101          1,260,270   $15,103,360
                                         ---------   -----------          ---------   -----------
Net increase .........................   1,311,793   $14,165,101          1,260,270   $15,103,360
                                         =========   ===========          =========   ===========

      The Equity Trust's Articles of Incorporation authorize the issuance of up to 8,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to Common Shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Equity Trust is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Equity Trust fails to meet these requirements and does not correct such failure, the Equity Trust may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Equity Trust's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. Commencing June 9, 2003 and thereafter, the Equity Trust, at its option, may redeem the Cumulative Preferred Stock in whole or in part at the redemption price. During the year ended

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2000, the Equity Trust repurchased 17,500 shares of Cumulative Preferred Stock at a cost of $394,388 and at an average price of $22.54 per share. During the year ended December 31, 1999, the Equity Trust repurchased
13,600 shares of Cumulative Preferred Stock at a cost of $306,572 and at an average price of $22.54 per share. At December 31, 2000, 5,368,900 shares of the Cumulative Preferred Stock were outstanding at the fixed dividend rate of 7.25 percent per share and accrued dividends amounted to $162,186. The income received on the Equity Trust's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

      The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the Investment Company Act of 1940 requires that along with approval of a majority of the holders of common stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

6. SUBSEQUENT EVENT. On January 10, 2001, the Equity Trust distributed one transferable right for each of the 108,688,408 common shares outstanding to shareholders of record on that date. Six rights were required to purchase one additional common share at the subscription price of $7.00 per share. The subscription period expired on February 13, 2001. The rights offering was fully subscribed resulting in the issuance of 18,114,735 common shares and proceeds of $126,803,145 to the Equity Trust, prior to the deduction of estimated expenses of $500,000. The net asset value per share of the Equity Trust common shareholders was reduced by approximately $0.62 per share as a result of the issuance.

                          THE GABELLI EQUITY TRUST INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN EQUITY TRUST COMMON SHARE OUTSTANDING THROUGHOUT EACH
PERIOD:

                                                                                  YEAR ENDED DECEMBER 31,
                                                             ---------------------------------------------------------------
OPERATING PERFORMANCE:                                         2000(A)       1999(A)      1998(A)      1997(A)      1996(A)
                                                             ----------    ----------   ----------   ----------   ----------
   Net asset value, beginning of period .................    $    12.75    $    11.47   $    11.56   $     9.77   $     9.95
                                                             ----------    ----------   ----------   ----------   ----------
   Net investment income ................................          0.05          0.04         0.07         0.08         0.11
   Net realized and unrealized gain (loss)
     on investments .....................................         (0.51)         3.25         1.09         2.75         0.71
                                                             ----------    ----------   ----------   ----------   ----------
   Total from investment operations .....................         (0.46)         3.29         1.16         2.83         0.82
                                                             ----------    ----------   ----------   ----------   ----------
   Offering expenses charged to capital surplus .........            --            --        (0.04)          --           --
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income ................................         (0.04)        (0.03)(b)    (0.06)       (0.08)       (0.11)
   In excess of net investment income ...................            --            --           --        (0.00)(c)       --
   Net realized gain on investments .....................         (1.25)        (1.21)(b)    (1.10)       (0.92)       (0.78)
   In excess of net realized gain on investments ........         (0.02)           --           --        (0.01)       (0.00)(c)
   Paid-in capital ......................................            --         (0.68)(b)       --        (0.03)       (0.11)
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income ................................         (0.00)(c)     (0.00)(c)    (0.00)(c)       --           --
   Net realized gain on investments .....................         (0.09)        (0.09)       (0.05)          --           --
                                                             ----------    ----------   ----------   ----------   ----------
   Total distributions ..................................         (1.40)        (2.01)       (1.21)       (1.04)       (1.00)
                                                             ----------    ----------   ----------   ----------   ----------
   NET ASSET VALUE, END OF PERIOD .......................    $    10.89    $    12.75   $    11.47   $    11.56   $     9.77
                                                             ==========    ==========   ==========   ==========   ==========
   Market value, end of period ..........................    $    11.44    $    12.56   $    11.56   $    11.69   $     9.38
                                                             ==========    ==========   ==========   ==========   ==========
   Net asset value total return++ .......................         (4.39)%       29.49%        9.55%       30.46%        9.00%
                                                             ==========    ==========   ==========   ==========   ==========
   Total investment return+ .............................          1.91%        26.57%        9.23%       37.46%       11.00%
                                                             ==========    ==========   ==========   ==========   ==========
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK
   SHAREHOLDERS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) .................    $1,318,263    $1,503,641   $1,352,190   $1,210,570   $1,015,437
   Net assets attributable to common shares,
     end of period (in 000's) ...........................    $1,184,041    $1,368,981   $1,217,190   $1,210,570   $1,015,437
   Ratio of net investment income to average
     net assets attributable to common stock ............          0.42%         0.34%        0.60%        0.76%       1.07%
   Ratio of operating expenses to average
     net assets attributable to common stock ............          1.14%         1.27%        1.15%        1.14%       1.18%
   Ratio of operating expenses to average
     total net assets (e) ...............................          1.03%         1.15%        1.09%        1.14%       1.18%
   Portfolio turnover rate ..............................          32.1%         38.0%        39.8%        39.2%       18.9%
   PREFERRED STOCK:
   Liquidation value, end of period (in 000's) ..........    $  134,223    $  134,660   $  135,000           --           --
   Total shares outstanding (in 000's) ..................         5,369         5,386        5,400           --           --
   Asset coverage .......................................           972%        1,117%       1,001%          --           --
   Liquidation preference per share .....................    $     25.00   $    25.00   $    25.00           --           --
   Average market value (d) .............................    $     22.62   $    24.43   $    25.63           --           --
 --------------------------

  + Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
 ++ Based on net asset value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
(a) Per share amounts have been calculated using the monthly average shares outstanding method.
(b) A distribution equivalent to $0.75 per share for the Gabelli Utility Trust spin-off from net investment income, realized short-term gains, realized long-term gains, and paid-in-capital were $0.01029, $0.07453, $0.34218 and $0.32300, respectively.
(c) Amount represents less than $0.005 per share.
(d) Based on weekly prices.
(e) Amounts are attributable to both common and preferred stock assets. Prior to 1998, there was no preferred stock outstanding.

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Gabelli Equity Trust Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Equity Trust Inc. (the "Equity Trust") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Equity Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
February 14, 2001

                          THE GABELLI EQUITY TRUST INC.
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2000

CASH DIVIDENDS AND DISTRIBUTIONS

                                                TOTAL AMOUNT        ORDINARY        LONG-TERM        DIVIDEND
              PAYABLE          RECORD               PAID           INVESTMENT        CAPITAL       REINVESTMENT
               DATE             DATE            PER SHARE (A)        INCOME         GAINS (A)          PRICE
              -------          ------           -------------      ----------       ---------      ------------
COMMON SHARES
              03/27/00           03/17/00          $0.2700           $0.0404         $0.2296         $11.9245
              06/26/00           06/16/00           0.2700            0.0404          0.2296          12.2692
              09/25/00           09/15/00           0.2700            0.0404          0.2296          11.6140
              12/26/00           12/15/00           0.5000            0.0745          0.4255          10.7100
                                                   -------           -------         -------
                                                   $1.3100           $0.1957         $1.1143
PREFERRED SHARES
              03/27/00           03/20/00          $0.4531           $0.0677         $0.3854
              06/26/00           06/19/00           0.4531            0.0677          0.3854
              09/26/00           09/18/00           0.4532            0.0678          0.3854
              12/26/00           12/18/00           0.4531            0.0678          0.3853
                                                   -------           -------         -------
                                                   $1.8125           $0.2710         $1.5415

    A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2000 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. 100% of the long-term capital gains paid by the Equity Trust in 2000 was classified as "20% Rate Gains" subject to a maximum tax rate of 20% (or 10% depending on an individual's tax bracket). Capital gain distributions are reported in box 2a of Form 1099-DIV.

NON-TAXABLE RETURN OF CAPITAL

    The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. There is no return of capital in 2000.

CORPORATE DIVIDENDS RECEIVED DEDUCTION AND U.S. GOVERNMENT SECURITIES INCOME

    The Equity Trust paid to common and preferred shareholders an ordinary income dividend of $0.1957 per share and $0.2710 per share, respectively, in 2000. The percentage of such dividends that qualifies for the dividends received deduction available to corporations is 52.69% for all such dividends paid in 2000. The percentage of the ordinary income dividends paid by the Equity Trust during 2000 derived from U.S. Government Securities was 3.47%. However, it should be noted that the Equity Trust did not hold more than 50% of its assets in U.S. Government Securities at the end of each calendar quarter during 2000.

                 HISTORICAL DISTRIBUTION SUMMARY - COMMON STOCK

                                SHORT-        LONG-                  UNDISTRIBUTED  TAXES PAID ON
                                TERM          TERM      NON-TAXABLE    LONG-TERM    UNDISTRIBUTED                 ADJUSTMENT
                INVESTMENT     CAPITAL       CAPITAL     RETURN OF      CAPITAL        CAPITAL         TOTAL          TO
                  INCOME      GAINS (B)       GAINS       CAPITAL        GAINS        GAINS (C)    DISTRIBUTIONS  COST BASIS
                 ---------    ---------      -------    -----------  -------------  -------------  -------------  ----------
2000 ..........   $0.04070     $0.15500     $1.11430        --            --             --          $1.31000        --
1999 (d) ......    0.03010      0.21378      0.99561     $0.91176         --             --           2.15125     $0.91176-
1998 ..........    0.06420        --         1.10080        --            --             --           1.16500        --
1997 ..........    0.07610      0.00210      0.93670      0.02510         --             --           1.04000      0.02500-
1996 ..........    0.10480        --         0.78120      0.11400         --             --           1.00000      0.11400-
1995 (e) ......    0.12890        --         0.49310      0.37800         --             --           1.00000      0.37800-
1994 (f) ......    0.13536      0.06527      0.30300      1.38262         --             --           1.88625      1.38262-
1993 (g) ......    0.13050      0.02030      0.72930      0.22990         --             --           1.11000      0.22990-
1992 (h) ......    0.20530      0.04050      0.29660      0.51760         --             --           1.06000      0.51760-
1991 (i) ......    0.22590      0.03990      0.14420      0.68000         --             --           1.09000      0.68000-
1990 ..........    0.50470        --         0.22950      0.44580         --             --           1.18000      0.44580-
1989 ..........    0.29100      0.35650      0.66250        --          $0.6288       $0.2138         1.31000      0.41500+
1988 ..........    0.14500      0.20900      0.19600        --           0.2513        0.0854         0.55000      0.16590+
1987 ..........    0.25600      0.49100      0.33500        --            --             --           1.08200        --

                                           HISTORICAL DISTRIBUTION SUMMARY - PREFERRED STOCK

2000 ..........   $0.0567      $0.2143      $1.5415         --            --            --           $1.81250        --
1999 ..........    0.0437       0.3164       1.4524         --            --            --            1.81250        --
1998 ..........    0.0560         --         0.9610         --            --            --            1.01700        --
--------------------------

(a) Total amounts differ due to rounding.
(b) Taxable as ordinary income.
(c) Net Asset Value is reduced by this amount on the last business day of the year.
(d) On July 9, 1999, the Company distributed shares of The Gabelli Utility Trust valued at $9.8125 per share.
(e) On October 19, 1995, the Company distributed Rights equivalent to $0.37 per share based upon full subscription of all issued shares.
(f) On November 15, 1994, the Company distributed shares of The Gabelli Global Multimedia Trust Inc. valued at $8.0625 per share.
(g) On July 14, 1993, the Company distributed Rights equivalent to $0.50 per share based upon full subscription of all issued shares.
(h) On September 28, 1992, the Company distributed Rights equivalent to $0.36 per share based upon full subscription of all issued shares.
(i) On October 21, 1991, the Company distributed Rights equivalent to $0.42 per share based upon full subscription of all issued shares.
  - Decrease in cost basis.
  + Increase in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Equity Trust Inc. ("Equity Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

--------------------------------------------------------------------------------
  The Annual Meeting of the Equity Trust's stockholders will be held at 9:30 A.M. on Monday, May 14, 2001, at the Greenwich Public Library, 101 West Putnam Avenue in Greenwich, Connecticut.
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS

                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT,
  DOLLAR DRY DOCK SAVINGS BANK

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN, THE BETHLEHEM CORP.

OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Carter W. Austin
  VICE PRESIDENT

James E. McKee
  SECRETARY

INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN

Boston Safe Deposit and Trust Company

COUNSEL

Willkie Farr & Gallagher

TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

STOCK EXCHANGE LISTING

                            Common   7.25% Preferred
                            ------   ---------------
NYSE-Symbol:                 GAB          GAB Pr
Shares Outstanding:      108,688,410     5,368,900

The Net Asset Value appears in the Publicly Traded
Funds column, under the heading "General Equity
Funds," in Sunday's The New York Times and in
Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

----------------------------------------------------
  For general information about the Gabelli Funds,
  call 1-800-GABELLI (1-800-422-3554), fax us at
  914-921-5118, visit Gabelli Funds' Internet
  homepage at: HTTP://WWW.GABELLI.COM
  or e-mail us at: closedend@gabelli.com
----------------------------------------------------

--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may, from time to time, purchase shares of its common stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Equity Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

                         THE GABELLI EQUITY TRUST INC.

                   ONE CORPORATE CENTER, RYE, NY 10580-1434

                     PHONE: 1-800-GABELLI (1-800-422-3554)
                 FAX: 1-914-921-5118 INTERNET: WWW.GABELLI.COM
                         E-MAIL: CLOSEDEND@GABELLI.COM
                                                                  GBFCM-AR-12/00